                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GENESIS MICROCHIP INCORPORATED
              (Name of Registrant as Specified In Its Certificate)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3)Filing Party:

  4) Date Filed:

                         GENESIS MICROCHIP INCORPORATED

               ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                               THORNHILL, ONTARIO

                               SEPTEMBER 14, 2000

                      CONFIRMATORY MEETING OF SHAREHOLDERS
                               THORNHILL, ONTARIO

                                OCTOBER 5, 2000

                               NOTICE OF MEETING
                              INFORMATION CIRCULAR

                         GENESIS MICROCHIP INCORPORATED

                               ----------------

          NOTICE OF ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                  AND OF CONFIRMATORY MEETING OF SHAREHOLDERS

                               ----------------

To our shareholders:

   We are holding an annual and special general meeting of our shareholders on September 14, 2000 at 9:00 AM. It will be held at our offices, located at 165 Commerce Valley Drive West, Thornhill, Ontario, L3T 7V8. The purpose of the general meeting is for you to:

     1. elect directors and fix their remuneration;

     2. appoint auditors for fiscal 2001 and to authorize the directors to fix their remuneration;

     3. receive our financial statements for the year ended March 31, 2000 together with the report of our auditors on those financial statements;

     4. consider a special resolution giving the Company the ability to acquire its own shares, and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "A" to the accompanying information circular;

     5. consider a special resolution giving the Company the ability to exercise specific powers under section 26 of the Companies Act (Nova Scotia), and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "B" to the accompanying information circular;

     6. consider a special resolution approving certain amendments to the articles of association (the "Articles") of the Company, and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "C" to the accompanying information circular;

     7. consider an ordinary resolution approving amendments to the 1997 Non-Employee Stock Option Plan, and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "D" to the accompanying information circular;

     8. consider an ordinary resolution approving amendments to the 2000 Non-Statutory Stock Option Plan, and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "E" to the accompanying information circular;

     9. consider an ordinary resolution approving amendments to the 1997 Employee Stock Purchase Plan, and, if thought fit, to pass this resolution with or without amendment. A copy of that resolution is annexed as Appendix "F" to the accompanying information circular;

     10. transact any other business that may properly come before the general meeting.

   If necessary, we will also hold a confirmatory meeting of our shareholders on October 5, 2000 at 9:00 AM. It too will be held at our offices at 165 Commerce Valley Drive West, Thornhill, Ontario L3T 7V8. The purpose of the confirmatory meeting is to allow you to confirm the special resolutions to be passed at the general meeting. These are described under the heading "Special Resolutions" in the accompanying information circular. The Companies Act (Nova Scotia) requires that special resolutions that are not unanimously passed by all shareholders at a general meeting must be confirmed at a confirmatory meeting in order to be effective.

   You are invited to attend the general meeting and the confirmatory meeting. Only shareholders of record on July 27, 2000 are entitled to vote at the meetings. As of that date, there were 19,331,416 common shares issued and outstanding. This number excludes any shares that are held by our wholly owned subsidiaries, which will not be voted.

   If you have transferred any common shares after that date and the transferee of those common shares establishes proper ownership, the transferee may request that their name be included in the list of shareholders for the meetings. Provided that the request is made not later than ten days before the meetings, the transferee is entitled to vote their common shares at the meetings.

   If you are unable to be present, please sign and return the accompanying proxy form in the envelope provided.

                                          On behalf of the Board,

                                          /s/ ERIC ERDMAN

                                          Eric Erdman,
                                          Secretary

                                          August 11, 2000

                         GENESIS MICROCHIP INCORPORATED
                         165 Commerce Valley Drive West
                               Thornhill, Ontario
                                    L3T 7V8

                               ----------------

                              INFORMATION CIRCULAR

                               ----------------

                            SOLICITATION OF PROXIES

   Our Board of Directors is providing this information circular to you in connection with the solicitation of proxies for use at our annual and special general meeting of shareholders and at our confirmatory meeting of shareholders. The times and place of these meetings is shown in the attached notice of the meeting. It is expected that the solicitation will be primarily by mail, but our officers or directors may also personally solicit proxies. The cost of any solicitation will be borne by us.

                 APPOINTMENT, REVOCATION AND DEPOSIT OF PROXIES

   The persons named in the proxy form are our officers.

   You have the right to appoint someone to attend and act for you at the meetings other than the persons designated in the enclosed proxy form. The person you designate does not need to be a shareholder. You may exercise this right by striking out the names of the persons designated in the enclosed proxy form and inserting the name of your appointee in the blank space provided, or by completing another proper form of proxy. In either case, you must deliver your completed and executed proxy form to us before the meetings.

   You may indicate the manner in which your appointee is to vote on any specific item by checking the appropriate space on the proxy form. The shares represented by your proxy will be voted in accordance with any directions that you give in your proxy. If you want to confer a discretionary authority to your appointee on any item of business, you may leave the space opposite the item blank.

   You are entitled to one vote per share on any proposal presented at the meetings, and you may vote in person or by proxy. Submission of a proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is exercised by giving either a written revocation or a later-dated proxy to our Secretary or by attending the meeting and voting in person.

             MANNER OF VOTING AND EXERCISE OF DISCRETION BY PROXIES

   We encourage you to attend the meetings. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Your prompt response will greatly facilitate arrangements for our meetings and your cooperation is appreciated. If you attend the meeting you may vote your shares personally even if you have previously sent in your proxy.

   The persons named in the attached proxy form will vote or withhold from voting according to your instructions.

   If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meetings for purposes of determining a quorum, a result equivalent to a vote against a proposal to pass a special resolution.

   We know of no other proposals to be presented at the meetings. If any other proposal is presented, the shares represented by the proxies we receive will be voted according to the best judgment of the persons named in the proxies.

   PROXIES WHICH ARE SIGNED BUT WHICH LACK ANY SPECIFICATION WILL BE VOTED FOR ALL PROPOSALS AND DEEMED TO CONFER AUTHORITY ON THE PROXIES TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. THE RETURN OF A BROKER "NON-VOTE" PROXY OR ABSTENTION FROM VOTING ON ANY PROPOSAL TO PASS A SPECIAL RESOLUTION IS EQUIVALENT TO VOTING AGAINST SUCH PROPOSAL.

                             SHAREHOLDER PROPOSALS

   You may present proposals for inclusion in our proxy statement for consideration at the 2001 annual meeting of shareholders by submitting them to us in a timely manner. In order to be included for the 2001 annual meeting of shareholders, your proposals must be received by us no later than May 13, 2001, and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

   The individuals we name in our proxy for the 2001 annual shareholders' meeting will be entitled to exercise discretionary voting authority on your proposal if it is not included in our proxy statement, unless we receive notice of your proposal by July 27, 2001. Even if we receive proper notice from you by that date, the individuals we name in our proxy may still exercise discretionary authority on your proposal. They can do this provided we tell our shareholders of your proposal and how the individuals we name in our proxy intend to vote on it, unless you solicit proxies on your proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who owns more than ten percent of our common shares to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and with us. These people were not subject to these requirements before March 17, 1999. Based on our review of copies of forms and written representations, we believe that all of our officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them for the year ended March 31, 2000, except as follows:

     1) Amnon Fisher, Anders Frisk, and Matthew Ready failed to file timely their Statement of Initial Direct Holdings on Form 3;

     2) Alexander Lushtak failed to file timely one Form 4 with respect to one transfer of 233,939 shares to his children effected in July 1999.

                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table lists the names and positions held by each of our directors and executive officers as of July 27, 2000:

   Name                                Age Position
   ----                                --- --------
   Paul M. Russo...................... 57  Chairman of the Board

   Amnon Fisher....................... 52  President and Chief Executive Officer

   Robert Bicevskis................... 39  Vice President, Engineering

   Peter Dakin........................ 59  Vice President, Corporate Services

   Eric Erdman........................ 42  Chief Financial Officer and Secretary

   Anders Frisk....................... 44  Vice President, Marketing

   Matthew Ready...................... 41  Vice President, Sales

   Mohammad Taffazoli................. 40  Vice President, Operations

   James E. Donegan................... 54  Director

   George A. Duguay................... 47  Director

   Lawrence G. Finch.................. 66  Director

   Alexander S. Lushtak............... 61  Director

   Paul M. Russo is a co-founder and has served as a Director since inception in January 1987 and as Chairman of the Board since November 1995. Mr. Russo served as Chief Executive Officer from inception to April 2000 and served as President from inception to November 1995. Mr. Russo served as General Manager of General Electric Corporation's Microelectronics Center from October 1983 to December 1985 and as Senior Manager in their Industrial Electronics Group from 1980 to September 1983. Mr. Russo was Manager of RCA's Microsystems Research Group from 1976 to 1980 and was a member of the technical staff at RCA's David Sarnoff Research Center from 1970 to 1976. Mr. Russo holds a B.Eng. degree in Engineering Physics from McGill University and M.S. and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley. Mr. Russo also serves on the boards of directors of three private companies.

   Amnon Fisher joined Genesis as President and Chief Operating Officer in February 2000. He was appointed Chief Executive Officer in April 2000. Before joining Genesis, Mr. Fisher served as Senior Vice President and General Manager of the Consumer Products Division of NeoMagic Corp. from 1998 to 2000.
Mr. Fisher was Vice President and General Manager, Consumer Products Division of LSI Logic from 1991 to 1998. Mr. Fisher holds a Master of Science degree in Electrical Engineering from City College of New York, and a Bachelor of Science degree in Electrical Engineering from Israel Institute of Technology.

   Robert Bicevskis joined Genesis in July 2000 as Vice President, Engineering. Prior to that he held senior engineering and design management positions with ATI Technologies, most recently as Director of Hardware Engineering. He has also served with National Semiconductor and Control Data in various software and hardware roles. Bicevskis holds a B.A.Sc. in Engineering Science and a M.A.Sc. in Electrical Engineering, both from the University of Toronto.

   Peter Dakin is a co-founder and has served as Vice President, Corporate Services since June 2000. Prior to that, he was Vice President, Manufacturing Operations from May 1994. Mr. Dakin served as the Director of Procurement and Sourcing for the Semiconductor Division of Mitel Corporation, a telecommunications company, from May 1991 to May 1994. Mr. Dakin holds a B.S. degree in Physics from Carleton University.

   Eric Erdman has served as Chief Financial Officer since December 1997 and as Secretary since October 1995. He joined Genesis in July 1995 as Director, Finance and Administration, served as Vice President, Finance and
Administration from July 1996 to May 1999, and as a Director from October 1995 to September 1996.

Mr. Erdman holds a B. Math. degree from the University of Waterloo, and is a member of both the Canadian Institute of Chartered Accountants and of the American Institute of Certified Public Accountants.

   Anders Frisk joined Genesis in March 2000. Prior to then, he served as Director of Technology Planning with Nokia from February 1998 to March 2000, and as PC Architecture Manager Fujitsu ICL Computers from
April 1991 to January 1998. Mr. Frisk has served on the board of the Video Electronics Standards Association (VESA) and chaired VESA's Monitor Committee for four years. Mr. Frisk holds a Master's degree in Electrical Engineering from Stockholm's Royal Institute of Technology.

   Matthew Ready joined Genesis in April 2000. Prior to then, he served as General Manager of the Global PC Business Unit for Brooks Technical Group from July 1997. Mr. Ready was Vice President of Worldwide Sales for Array Microsystems from September 1996 to June 1997, and Vice President Sales with OPTi Computer from March 1991 to August 1996. Mr. Ready holds a Bachelor of Science degree in Business from San Jose State University.

   Mohammad Tafazzoli has served as Vice President, Operations since June 2000. He was previously the Director of Operations at Genesis and joined the company as a result of the merger with Paradise Electronics. Prior to joining Paradise, Mr. Tafazzoli was a Senior Manager, Product Engineering for Cirrus Logic's Graphics Business Unit from October 1993 to March 1998. Mr. Tafazzoli holds a B.S.E.E. degree from San Jose State University.

   James E. Donegan has served as a Director since September 1997. Mr. Donegan has served as the Chairman of the Board, President and Chief Executive Officer of Sipex Corporation, a semiconductor company, since 1985. Mr. Donegan holds a B.A. degree from Villanova University.

   George A. Duguay has served as a Director since May 1993. Mr. Duguay has served as the President and partner of Duguay and Ringler Corporate Services, which provides bookkeeping and corporate secretarial services, since May 1985.

   Lawrence G. Finch has served as a Director since May 1999. He is a former Director of Paradise Electronics, and has been a venture capitalist and general partner of the general partner of various Sigma Partners funds since 1987. Mr. Finch also serves on the boards of directors of four private companies.

   Alexander S. Lushtak has served as a Director since May 1999. He is a founder of Paradise and served as the Chairman of the Board of Directors of Paradise from 1996 to May 1999. From 1993 to 1996 he was the founder and Chairman of the Board of Directors of Accent Inc., a voice recognition chip company.

        OWNERSHIP BY OUR DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

   The following table contains information about the beneficial ownership of our common shares as of July 27, 2000, for:

  . each of our directors,

  . our Chief Executive Officer and each of our four other most highly compensated executive officers during the fiscal year ended March 31, 2000,

  . all of our directors and executive officers as a group, and

  . all persons known by us to be beneficial owners of more than five percent of our outstanding shares.

   The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities and Exchange Act of 1934 and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 beneficial ownership includes any shares over which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of July 27, 2000 through the exercise of any stock options. Unless indicated, each person or entity has sole voting and investment power over the shares shown as beneficially owned, or shares those powers with his or her spouse.

   The number of options exercisable within 60 days of July 27, 1999 is shown in the first column of the table, and is included in the number of common shares beneficially owned shown in the second column.

   The number and percentage of shares beneficially owned is computed on the basis of 19,331,416 common shares outstanding on July 27, 2000.

                                 Number of Common    Number of
                                      Shares       Common Shares Percentage of
                                 Issuable Pursuant Beneficially   Outstanding
Beneficial Owner                    to Options         Owned     Common Shares
----------------                 ----------------- ------------- -------------
Directors and Executive
 Officers(a):
Paul M. Russo ..................       30,195          376,834        1.9


James E. Donegan................        9,583            9,583         *


George A. Duguay................       20,666           20,666         *


Lawrence G. Finch(1)............       21,875          457,284        2.4


Alexander S. Lushtak(2).........       21,875          271,970        1.4


Anders Frisk ...................          --               --         --


All directors and executive
 officers as a Group (11
 persons).......................      275,106        1,345,127        6.9

--------
 * Less than one percent
(a) Excludes Wendy Benveniste and Hamid Farzaneh, whose employment ceased in June 2000 and April 2000, respectively, and Jeff Diamond, who ceased to be an Officer in April 2000.
(1) Includes 348,946 common shares held by Sigma Partners III, L.P. of which Mr. Finch is a general partner of the general partner. Mr. Finch disclaims beneficial ownership of these shares except to the extent of his proportional interest therein.
(2) Includes 112,969 common shares held by various trusts established for the benefit of Mr. Lushtak and his family.

    COMMITTEES OF DIRECTORS, LENGTH OF SERVICE AND COMPENSATION OF DIRECTORS

Meetings of our Board of Directors and its committees

   Our Board of Directors held 16 meetings during the year ended March 31, 2000. During their tenure, each of the directors attended at least 75% of the aggregate of all meetings held during the fiscal period.

   Our Board of Directors has standing compensation and audit committees. At July 27, 2000, the compensation committee comprised Messrs: Donegan, Duguay and Lushtak, each of whom is an independent, non-employee director. It reviews and evaluates the compensation and benefits of our officers, reviews general policy matters relating to compensation and benefits of our employees and makes recommendations concerning these matters to the Board of Directors. The compensation committee also administers our stock option and stock purchase plans. The compensation committee held seven meetings during the fiscal 2000 period. During their tenure, each of the directors who were members of this committee attended at least 75% of the aggregate of all meetings held.

   At July 27, 2000, the audit committee comprised Messrs. Duguay and Finch, both of whom are independent outside directors. It reviews the scope and timing of audit services and any other services that our independent auditors are asked to perform, the auditors' report on our consolidated financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. The audit committee held six meetings during the fiscal 2000 period. During their tenure, each of the directors who were members of this committee attended at least 75% of the meetings.

   There is no standing nominating committee or committee performing similar functions.

Terms of directors

   Our directors have staggered terms, with each director serving a three-year term. The terms for Messrs. Donegan, Finch and Russo expire on the date of the 2000 annual meeting. The terms of Messrs. Lushtak and Duguay expire on the date of the 2001 annual meeting.

   Our articles of association provide that the number of directors is to be not less than five or more than eleven.

Compensation of directors

   Directors who are not our employees receive $2,000 per quarter as a retainer, $1,000 for each meeting of the Board of Directors attended in person, $500 for each teleconference meeting of the Board of Directors attended and $500 for each committee meeting attended. Directors who are employees receive no separate compensation for services rendered as a director. All directors are reimbursed for reasonable expenses to attend meetings. Compensation paid to non-employee directors as retainers and as attendance fees for the year ended March 31, 2000 was $99,000.

   Non-employee directors are also entitled to stock options under the terms of the 1997 Non-Employee Stock Option Plan.

             COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS

Executive compensation

   The following table contains information for the last three fiscal periods about compensation paid to our Chief Executive Officer and to our four other most highly compensated executive officers as of March 31, 2000, the end of our last fiscal period. The data for fiscal 1999 and 1998 covers the ten month period ended March 31, 1999 and the year ended May 31, respectively. The data for fiscal 2000 covers the year ended March 31, 2000.

                           Summary Compensation Table

                                           Annual
                                        Compensation    Securities
                               Fiscal ----------------- Underlying  All Other
Name and Principal Position    Period  Salary   Bonus   Options(#) Compensation
---------------------------    ------ -------- -------- ---------- ------------
Paul Russo(1).................  2000  $237,000 $ 41,667   70,000     $    --
 Chairman and Chief Executive   1999   182,996  208,333   70,000       60,000
 Officer                        1998   163,627   90,000   51,000          --

Wendy Benveniste(2)...........  2000   140,400      --    17,500          --
 Vice President, Operations     1999   129,617      --       --           --
                                1998    33,333      --       --           --

Jeff Diamond(3)...............  2000   178,080      --    47,000          --
 Vice President, Business       1999    98,840      --       --           --
 Development

Hamid Farzaneh(4).............  2000   262,308   27,500  117,000          --
 Vice President, Worldwide      1999   135,250  137,500   35,000          --
 Sales                          1998   144,500   55,000   20,000          --

Anders Frisk(5)...............  2000    25,450      --   130,000      100,000
 Vice President, Marketing

--------
(1) Mr. Russo was Chief Executive Officer until the appointment of Mr. Fisher in April 2000. Mr. Russo's other compensation paid in fiscal 1999 represents relocation costs paid.
(2) Ms. Benveniste's employment commenced in February 1998 and ceased in June 2000.
(3) Mr. Diamond's employment commenced in September 1998.
(4) Mr. Farzaneh's employment ceased in April 2000.
(5) Mr. Frisk's employment commenced in March 2000. Other compensation represents a bonus paid to Mr. Frisk on commencement of employment.

Options granted in the year ended March 31, 2000

   The following table contains information about stock option grants made during the year ended March 31, 2000 to our Chief Executive Officer and to our four other most highly compensated executive officers as of March 31, 2000. No stock appreciation rights were granted to these individuals during the fiscal period. The stock options were granted under our 1997 Employee Stock Option Plan and our 2000 Non-Statutory Stock Option Plan. Those options have a maximum term of ten years, subject to earlier termination upon cessation of service.

                                                                       Potential Realizable
                                       Individual grants                 Value at Assumed
                         ---------------------------------------------    Annual Rates of
                         Number of      % of                                Stock Price
                         Securities Total Options                         Appreciation for
                         Underlying  Granted to   Exercise                 Option Term(1)
                          Options   Employees in    Price   Expiration ---------------------
Name                     Granted(#) Fiscal Period ($/Share)    Date      5%($)      10%($)
----                     ---------- ------------- --------- ---------- ---------- ----------
Paul M. Russo...........   70,000        4.6%       18.13     6/01/09  $  798,130 $2,022,619



Wendy Benveniste(2).....   17,500        1.2        18.13     6/01/09     199,533    505,655


Jeff Diamond............   47,000        3.1        18.13     6/01/09     535,887  1,358,044


Hamid Farzaneh(3).......   47,000        3.1        18.13     6/01/09     535,887  1,358,044


                           20,000        1.3        15.81    11/09/09     198,856    503,941


                           50,000        3.3        19.38     2/15/10     609,399  1,544,336


Anders Frisk............  130,000        8.6        22.56     2/17/10   1,844,422  4,674,128

--------
(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There is no assurance that the actual stock price appreciation over the option terms will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common shares appreciates over the term of the option, no value will be realized from the option grants made to the executive officers.
(2) Ms. Benveniste's employment ceased in June 2000.
(3) Mr. Farzaneh's employment ceased in April 2000.

Aggregate option exercises in the last fiscal period and fiscal period end option values

   The following table contains information about option exercises during the year ended March 31, 2000 and option holdings as of March 31, 2000 for our Chief Executive Officer and our four other most highly compensated executive officers in the year ended March 31, 2000.

                                                   Number of           Value of Unexercised
                                             Securities Underlying         In-the-money
                          Shares              Unexercised Options       Options/SARs at the
                         Acquired           At Fiscal Period End(#)   Fiscal Period End($)(1)
                           Upon    Value   ------------------------- -------------------------
Name                     Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     -------- -------- ----------- ------------- ----------- -------------
Paul M. Russo...........  67,950  $964,723    3,404       129,688    $   54,166   $1,031,785


Wendy Benveniste(2).....  21,616   369,526      --         17,500           --        63,350


Jeff Diamond............     --        --    25,621        88,628       537,272    1,043,079


Hamid Farzaneh(3).......  35,000   746,583   62,093       147,407     1,004,780      820,635


Anders Frisk............     --        --       --        130,000           --           --

--------
(1) The value of an in-the-money stock option represents the difference between the aggregate estimated fair market value of the underlying stock and the aggregate exercise price of the stock option. The estimated fair market value of our common shares is based on the reported closing price of $21.75 per share on the NASDAQ National Market on March 31, 2000.

(2) Ms. Benveniste's employment ceased in June 2000.
(3) Mr. Farzaneh's employment ceased in April 2000.

Compensation committee's report on executive compensation

   The compensation committee of the Board of Directors currently consists of Messrs. Donegan, Duguay and Lushtak, each of whom is an independent, non-employee director. We are responsible for reviewing and/or establishing the compensation programs that relate to Genesis's executive officers, senior management and other key employees and for establishing the specific short- and long-term compensation elements thereunder. We oversee the general compensation structure for all of Genesis's employees and we administer the stock option and stock purchase plans.

   The executive compensation program that has been established is designed to provide levels of compensation in formats that assist Genesis in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. We strive to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for our key decision makers based upon performance and designed to provide appropriate incentives for maximization of our short- and long-term financial results for the benefit of our shareholders.

   In order to meet our objectives, we have chosen four basic components for Genesis's executive compensation program to meet our compensation philosophy. Base salaries, which are the fixed regular component of executive compensation, are based upon

  . base salary levels among a competitive peer group,

  . Genesis's past financial performance and future expectations,

  . the general and industry-specific business environment, and

  . individual performance.

   Annual bonuses, which are directly linked to Genesis's performance, are designed to provide additional incentive cash compensation based on short-term performance of Genesis and its employees. Stock option grants, under the long-term component of executive compensation, are designed as an incentive to reward executive officers and employees for delivering value to our shareholders over a longer, measurable period of time. Historically, Genesis has used the grant of stock options that vest over some measurable period of time, generally four years, to accomplish this objective.

   Respectfully submitted by the compensation committee:

   James E. Donegan
   George A. Duguay
   Alexander S. Lushtak

Compensation committee interlocks and insider participation

   At no time since our formation did any of the members of our compensation committee serve as our officers or employees. An interlocking relationship does not exist between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor did any interlocking relationships exist during the past fiscal period.

      TRANSACTIONS WITH OUR DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

Consulting arrangements with our directors

   We contracted with Messrs. Ronald A. Rohrer and William H. Welling, while they were serving as our directors, to provide us with consulting services for a fourteen-month term commencing September 1998 and ending in November 1999. Under the terms of the agreements, each of Messrs. Rohrer and Welling provided up to three days of service each month at a flat rate of $7,500 per month plus expenses. We could request additional services, which were to be charged to us at a rate of $2,500 per day. During the year ended March 31, 2000, we paid each of Messrs. Rohrer and Welling consulting fees of $60,000 under these agreements.

                            STOCK PERFORMANCE GRAPH

   The following performance graph compares the percentage change in the cumulative total shareholder return on our common shares with the cumulative total return for

  . a group of our peer corporations, comprising the NASDAQ Electronic
    Components Stocks, and

  . the Total Return Index for the NASDAQ Stock Market (US and Foreign).

   This comparison covers the period from the date of our initial public offering on February 24, 1998 to March 31, 2000. It assumes $100 was invested on February 24, 1998 in our common shares, our peer corporations and the NASDAQ Stock Market and assumes reinvestment of dividends, if any.

   The NASDAQ Electronic Components Stocks consists of all corporations traded on the NASDAQ Market with 367 as their primary standard industrial classification number. The Total Return Index for the NASDAQ Stock Market (US and Foreign) comprises all ADRs, domestic shares, and foreign common shares traded on the NASDAQ National Market and The NASDAQ Small Cap Market, excluding preferred shares, rights and warrants.

Comparative Chart


                                                                                   Total
Date                        Genesis                 Peer group                 NASDAQ Return
----                        -------                 ----------                 -------------
February 24, 1998           100.00                    100.00                      100.00
March 31, 1998              122.29                     88.00                      106.30
September 30, 1998           82.07                     85.03                       98.65
March 31, 1999              206.52                    128.79                      143.07
June 30, 1999               205.43                    146.61                      153.58
September 30, 1999          153.80                    175.38                      156.89
December 31, 1999           183.70                    242.86                      234.75
March 31, 2000              189.13                    381.27                      263.25

   This chart is not "soliciting material." It is not deemed filed with the Securities and Exchange Commission and it is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

(1) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from NASDAQ. Although we believe it to be accurate, we are not responsible for any errors or omissions.

         PARTICULARS OF MATTERS TO BE ACTED UPON AT THE GENERAL MEETING

Election of directors

   Our articles of association provide for a rotating Board of Directors. The number of directors must be not less than five or more than eleven. There are three directors whose terms of office expire at the meeting, and are up for re-election. You are also being asked to elect one new director. The three directors up for re-election are Mr. Donegan, Mr. Finch and Mr. Russo. The new director to be elected is Mr. Fisher, who was appointed Chief Executive Officer in April 2000. Mr. Donegan, Mr. Finch and Mr. Russo will be elected to hold office for three years and Fisher will be elected to hold office for two years. This will result in a Board of six directors, with three directors holding office until the third annual meeting following this meeting, one director holding office until the second annual meeting following this meeting, and two directors holding office until the next annual meeting.

   The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of the election of Messrs. Donegan, Finch and Fisher. The election must be approved by a majority of the votes cast at the general meeting in order to be approved.

Appointment of auditors

   You are being asked to confirm the appointment of KPMG LLP as auditors for the year ending March 31, 2001 and to authorize our directors to fix the remuneration paid to the auditors.

   We have selected KPMG LLP as our independent auditors for the 2001 fiscal year. KPMG LLP or their predecessor firms have served as our independent auditors since our inception in 1987. Representatives of KPMG LLP are expected to be present at the general meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from you.

   The resolution must be passed by a majority of the votes cast at the general meeting to be approved. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of the resolution.

Financial statements

   Our consolidated financial statements for the year ended March 31, 2000 are included in the Form 10-K accompanying this information circular.

Special resolutions

   You are being asked at the meetings to consider and, if thought advisable, to approve, several special resolutions that are described below. In order for these resolutions to be deemed "special resolutions" under the Companies Act (Nova Scotia), they must be:

  . passed by a majority of not less than three-fourths of the shareholders entitled to vote at the general meeting and

  . confirmed by a majority of the shareholders entitled to vote at a subsequent confirmatory meeting, which must be held not less than 14 days and not more than one month after the date of the first meeting.

   Resolutions that have been unanimously passed by all of the shareholders are also deemed to be special resolutions where notice of intention to pass the resolution as a special resolution has been given.

   Because a special resolution under the Companies Act (Nova Scotia) requires the affirmative vote of three-fourths of the voting shareholders present at a meeting (or three-fourths of the votes entitled to be cast by shareholders represented in person or by proxy at a meeting), abstentions have the effect of a vote against a proposal to pass a special resolution at the annual meeting. The New York Stock Exchange rules applicable to Genesis may preclude brokers from exercising their voting discretion on certain proposals. In such cases, absent specific instructions from the beneficial owner, the broker may not vote on those proposals. This results in what is known as a "broker non-vote." Broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

   If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, a result equivalent to a vote against a proposal to pass a special resolution.

   PROXIES WHICH ARE SIGNED BUT WHICH LACK ANY SPECIFICATION WILL BE VOTED FOR ALL PROPOSALS AND DEEMED TO CONFER AUTHORITY ON THE PROXIES TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. THE RETURN OF A BROKER "NON-VOTE" PROXY OR ABSTENTION FROM VOTING ON THE PROPOSALS TO PASS SPECIAL RESOLUTIONS AT THE ANNUAL MEETING IS THE EQUIVALENT OF VOTING AGAINST A PROPOSAL TO PASS A SPECIAL RESOLUTION. BECAUSE OF THE NUMBER OF BROKER "NON-VOTE" PROXIES RECEIVED AT THE 1999 ANNUAL MEETING OF GENESIS, THESE SPECIAL RESOLUTIONS WERE NOT PASSED.

Post-continuance special resolutions

   On October 27, 1998, our shareholders approved a continuance under the laws of the province of Nova Scotia. This continuance was completed on January 20, 1999. Following a continuance, it is standard procedure for shareholders of the continued company to pass special resolutions to ensure that the continued company has the same powers as before the continuance. As a result you are being asked to approve the following special resolutions. The Board of Directors recommends that you vote in favor of each of these special resolutions.

Power to acquire shares resolution

   Prior to our continuance we were permitted to acquire our shares under the provisions of the Business Corporations Act (Ontario) without shareholder approval. Under the provisions of the Companies Act (Nova Scotia), we are permitted to acquire our shares only if we obtain authorization from our shareholders. As a result, you are asked to approve a special resolution sanctioning our acquiring previously issued shares and authorizing our directors to exercise that power. The text of the special resolution, in substantially the form to be presented at the meetings, is contained in Appendix "A" attached to this information circular.

General powers resolution

   It is unclear whether certain powers apply to companies incorporated under and governed by the Companies Act (Nova Scotia) without a special resolution of the shareholders approving those powers. As a result, it is standard practice in Nova Scotia for shareholders to pass a special resolution on continuance confirming that the directors of a company may exercise those powers on behalf of the company. Accordingly, you are asked to approve a special resolution confirming that we may exercise those powers. The text of the special resolution, in substantially the form to be presented at the meetings, is contained in Appendix "B" attached to this information circular.

Amendment of articles resolution

   Prior to the continuance, our by-laws contained provisions that reflected Ontario law and which are no longer necessary or desirable under Nova Scotia law. The Board of Directors have considered a number of changes to our articles of association to eliminate provisions that were previously necessary or desirable under Ontario legislation, but that are no longer relevant as a result of the continuance. Accordingly, you are being asked to approve a special resolution amending our articles. The text of the special resolution, in substantially the form to be presented at the meetings, is contained in Appendix "C" attached to this information circular. The amendments are summarized below:

     (a) Article 76: Quorum

       Our articles currently provide that a meeting of shareholders may only be held when two persons, being shareholders, proxy holders or representatives of corporate shareholders, are present at a meeting, are entitled to vote and hold or represent not less than a majority of our shares. This quorum requirement reflected, in part, the provisions of Ontario law, which are no longer applicable to us.

       It is proposed that the quorum for a general meeting of shareholders will be changed so that a quorum will exist when one shareholder, proxyholder or representative of a corporate shareholder is present at a meeting and is entitled to vote.

     (b) Article 106: Election of Directors

       Our articles currently provide that shareholders must elect directors to replace retiring directors for three-year terms and that the election or appointment of a director is not effective unless the person consents in writing within 10 days after their election or appointment. These provisions reflected Ontario law and are not necessary under Nova Scotia law.

       It is proposed that the provisions concerning the election of directors be simplified so that the size of the Board of Directors can vary, that the terms of directors can vary and the requirement for the consent in writing of a director to his or her appointment or election as a director will be removed.

     (c) Article 110: Appointment of Directors

       Our articles currently contain restrictions on the ability to appoint directors to fill vacancies or to appoint directors between meetings of shareholders. These restrictions reflected Ontario law and are no longer relevant or required under Nova Scotia law.

       It is proposed that the process for appointing directors to fill vacancies on the Board or for appointing additional directors will be simplified.

     (d) Article 114: Audit Committee

       Our articles currently require our audit committee to have a minimum of three directors, a majority of which cannot be our officers or employees. This requirement reflected Ontario law and is not necessary under Nova Scotia law.

       It is proposed that our articles be amended to enable our Board of Directors to set the number of members of the audit committee and determine the composition of the audit committee.

Amendments to 1997 Non-Employee Stock Option Plan

   Our 1997 Non-Employee Stock Option Plan provides for the granting of incentive stock options to our non-employee directors and senior officers and our affiliates and service providers. The plan was originally adopted by our Board of Directors on November 1, 1997 and approved by our shareholders on November 14, 1997. On July 21, 1999, our Board of Directors approved the following amendment to the plan. You will be asked at the general meeting to consider and, if thought advisable, to approve an amendment to increase the aggregate number of common shares that may be issued pursuant to the exercise of options be increased from 250,000 to 500,000.

   The resolution must be passed by a majority of the votes cast at the general meeting to be approved. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of the resolution, which is attached as Appendix "D" to this information circular.

Amendments to 2000 Non-Statutory Stock Option Plan

   The 2000 Non-Statutory Stock Option Plan provides for the granting to employees of non-statutory stock options for up to 1,500,000 common shares. The plan was originally adopted by our Board of Directors on February 1, 2000 . You will be asked at the general meeting to consider and, if thought advisable, to approve an amendment to provide for an automatic, annual increase in the number of common shares authorized for issuance under the 2000 Non-Statutory Stock Option Plan. A copy of the proposed amendment to the 2000 Non-Statutory Stock Option Plan is attached as Appendix "E" to this information circular.

   The resolution must be passed by a majority of the votes cast at the general meeting to be approved. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of the resolution, which is attached as Appendix "E" to this information circular.

Amendments to 1997 Employee Stock Purchase Plan

   Genesis established an employee stock purchase plan under which employees may authorize payroll deductions of up to 15% of their compensation (as defined in the plan) to purchase common shares at a price equal to 85% of the lower of the fair market values as of the beginning or the end of the offering period. The plan was originally adopted by our Board of Directors on November 1, 1997 and approved by our shareholders on November 14, 1997. The plan includes a provision which automatically increases the number of shares available for issuance pursuant to the plan each year. You will be asked at the general meeting to consider and, if thought advisable, to approve an amendment to increase the aggregate number of common shares available for issuance each year under the 1997 Employee Stock Purchase Plan from 100,000 to 200,000. A copy of the proposed amendment to the 1997 Employee Stock Purchase Plan is attached as Appendix "F" to this information circular.

   The resolution must be passed by a majority of the votes cast at the general meeting to be approved. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of the resolution, which is attached as Appendix "F" to this information circular.

                                    GENERAL

   We know of no other proposals to be presented at the meetings. If any other proposal is presented, the shares represented by the proxies we receive will be voted according to the best judgment of the persons named in the proxies.

                               DIRECTORS APPROVAL

   Our Board of Directors has approved the contents of this information circular and its sending to you.

                                          On behalf of the Board,

                                          /s/ ERIC ERDMAN

                                          Eric Erdman,
                                          Secretary
                                          August 11, 2000

                                  APPENDIX "A"

                         GENESIS MICROCHIP INCORPORATED

                 SPECIAL RESOLUTION RE: POWER TO ACQUIRE SHARES

   BE IT RESOLVED as a Special Resolution of the Company that the shareholders of the Company hereby sanction the exercise by the Company of all and every power to purchase or otherwise acquire shares issued by it and that the directors of the Company be and they are hereby authorized and empowered to exercise at any time and from time to time any and all such powers in the name of and on behalf of the Company and in particular, without restricting the generality of the foregoing, the directors of the Company be and they are hereby authorized and empowered in the name of and on behalf of the Company to purchase or otherwise acquire shares issued by the Company pursuant to and in accordance with the provisions of subsections (5) and (7) of Section 51 of the Companies Act (Nova Scotia).

                                  APPENDIX "B"

                         GENESIS MICROCHIP INCORPORATED

                     SPECIAL RESOLUTION RE: GENERAL POWERS

   BE IT RESOLVED as a Special Resolution of the Company that the shareholders of the Company hereby sanction the exercise by the Company from time to time of each and every of the powers set forth in clauses (f), (g) and (i) of subsection (4) of Section 26 of the Companies Act and that the directors of the Company be and they are hereby authorized and empowered to exercise at any time and from time to time any and all such powers in the name of and on behalf of the Company and that without limiting the generality of the foregoing, the directors may:

     (a) Sell or dispose of the undertaking of the Company or any part thereof for such consideration as the directors may think fit, and in particular for shares, debenture or securities of any other corporation having objects altogether or in part similar to the Company;

     (b) Subscribe for, take or otherwise acquire and hold, shares and securities of any other corporation having objects altogether or in part similar to those of the Company or carrying on any business capable of being conducted so as to directly or indirectly benefit the Company;

     (c) Invest the monies of the Company not immediately required in the business of the Company including, without restriction, the purchase of shares, debentures or securities of any other corporation, in such manner as may from time to time be determined by the directors of the Company.

                                  APPENDIX "C"

                         GENESIS MICROCHIP INCORPORATED

          SPECIAL RESOLUTION RE: AMENDMENTS TO ARTICLES OF ASSOCIATION

   BE IT RESOLVED AS A SPECIAL RESOLUTION of the Company that the Articles of Association of the Company be and they are hereby amended as follows:

     1. Article 76 be deleted and the following be substituted therefor so that Article 76, as amended and restated, reads as follows:

       76. One person, being a shareholder, proxyholder or representative of a corporate shareholder, present and entitled to vote shall constitute a quorum for a general meeting, and may hold a meeting.

     2. Article 106 be deleted and the following be substituted therefor so that Article 106, as amended and restated, reads as follows:

       106. The directors of the Company shall be elected and shall retire in rotation. At each ordinary general meeting the shareholders may elect directors to hold office until the dissolution of the third ordinary general meeting after their election or as otherwise determined by the shareholders. Subject to these Articles, directors whose terms of office have expired shall retire from office at the dissolution of the ordinary general meeting at which their successors are elected and shall be succeeded by any directors elected at such meeting. Retiring directors shall be eligible for re-election.

     3. Article 110 be deleted and the following be substituted therefor so that Article 110, as amended and restated, reads as follows:

       110. The directors may appoint any other person as a director so long as the total number of directors does not at any time exceed the maximum number permitted. No such appointment, except to fill a casual vacancy, shall be effective unless two-thirds of the directors concur in it. Subject to these Articles, any director appointed between meetings of the shareholders shall have a term determined by the directors at the time of his or her appointment which shall not exceed the date of the third ordinary general meeting after the date of his or her appointment and, in the absence of any such determination of the term of such director, such director shall remain a director until the next ordinary general meeting. Any casual vacancy occurring among the directors may be filled by the directors, but any person so chosen shall retain office only so long as the vacating director would have retained it if the vacating director had continued as director.

     4. Article 114 be deleted and the following be substituted therefor so that Article 114, as amended and restated, reads as follows:

       114. The directors shall appoint an audit committee composed of such number of directors as they see fit, to hold office until the next annual general meeting of the shareholders.

so that the articles of association, as amended and restated shall be as set out in Annex 1 effective forthwith on the passage of this resolution as a special resolution of the Company.

                                    ANNEX 1

                            ARTICLES OF ASSOCIATION
                                       OF
                         GENESIS MICROCHIP INCORPORATED

                                 INTERPRETATION

   1. In these Articles, unless there is something in the subject or context inconsistent therewith:

  (1) "Act" means the Companies Act (Nova Scotia);

  (2) "Articles" means these Articles of Association of the Company and all amendments hereto;

  (3) "Company" means the company named above;

  (4) "director" means a director of the Company;

  (5) "Memorandum" means the Memorandum of Association of the Company and all amendments thereto;

  (6) "month" means calendar month;

  (7) "Office" means the registered office of the Company;

  (8) "person" includes a body corporate;

  (9) "proxyholder" includes an alternate proxyholder;

  (10) "Register" means the register of members kept pursuant to the Act, and where the context permits includes a branch register of members;

  (11) "Registrar" means the Registrar as defined in the Act;

  (12) "Secretary" includes any person appointed to perform the duties of the Secretary temporarily;

  (13) "shareholder" means member as that term is used in the Act in connection with a company limited by shares;

  (14) "special resolution" has the meaning assigned by the Act;

  (15) "in writing" and "written" includes printing, lithography and other modes of representing or reproducing words in visible form;

  (16) words importing number or gender include all numbers and genders unless the context otherwise requires;

   2. The regulations in Table A in the First Schedule to the Act shall not apply to the Company.

   3. The directors may enter into and carry into effect or adopt and carry into effect any agreement made by the promoters of the Company on behalf of the Company and may agree to any modification in the terms of any such agreement, either before or after its execution.

   4. The directors may, out of the funds of the Company, pay all expenses incurred for the incorporation and organization of the Company.

   5. The Company may commence business as soon after incorporation as the directors think fit, notwithstanding that part only of the shares has been allotted.

                                     SHARES

   6. The directors shall control the shares and, subject to the provisions of these Articles, may allot or otherwise dispose of them to such person, at such times, on such terms and conditions and, if the shares have a par value, either at a premium or at par, as they think fit.

   7. The directors may pay on behalf of the Company a reasonable commission to any person in consideration of subscribing or agreeing to subscribe (whether absolutely or conditionally) for any shares in the Company, or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any shares in the Company. Subject to the Act, the commission may be paid or satisfied in shares of the Company.

   8. On the issue of shares the Company may arrange among the holders thereof differences in the calls to be paid and in the times for their payment.

   9. If the whole or part of the allotment price of any shares is, by the conditions of their allotment, payable in instalments, every such instalment shall, when due, be payable to the Company by the person who is at such time the registered holder of the shares.

   10. Shares may be registered in the names of joint holders not exceeding three in number. If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificate issued in respect thereof, and for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share, but all the joint holders of a share shall be severally as well as jointly liable for the payment of all demands payable in respect thereof.

   11. Joint holders of a share shall be jointly and severally liable for the payment of all instalments and calls due in respect of such share. On the death of one or more joint holders of shares the survivor or survivors of them shall alone be recognized by the Company as the registered holder or holders of the shares.

   12. Save as herein otherwise provided, the Company may treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or required by statute, be bound to recognize any equitable or other claim to or interest in such share on the part of any other person.

                                  CERTIFICATES

   13. Certificates of title to shares shall comply with the Act and may otherwise be in such form as the directors may from time to time determine. Unless the directors otherwise determine, every certificate of title to shares shall be signed manually by at least one of the Chairman, President, Secretary, Treasurer, a vice-president, an assistant secretary, any other officer of the Company or any director of the Company or by or on behalf of a share registrar transfer agent or branch transfer agent appointed by the Company or by any other person whom the directors may designate. When signatures of more than one person appear on a certificate all but one may be printed or otherwise mechanically reproduced. All such certificates when signed as provided in this Article shall be valid and binding upon the Company. If a certificate contains a printed or mechanically reproduced signature of a person, the Company may issue the certificate, notwithstanding that the person has ceased to be a director or an officer of the Company and the certificate is as valid as if such person were a director or an officer at the date of its issue. Any certificate representing shares of a class publicly traded on any stock exchange shall be valid and binding on the Company if it complies with the rules of such exchange whether or not it otherwise complies with this Article.

   14. Except as the directors may determine, each shareholder's shares may be evidenced by any number of certificates so long as the aggregate of the shares stipulated in such certificates equals the aggregate registered in the name of the shareholder.

   15. Where shares are registered in the names of two or more persons, the Company shall not be bound to issue more than one certificate or set of certificates, and such certificate or set of certificates shall be delivered to the person first named on the Register.

   16. Any certificate that has become worn, damaged or defaced may, upon its surrender to the directors, be cancelled and replaced by a new certificate. Any certificate that has become lost or destroyed may be replaced by a new certificate upon proof of such loss or destruction to the satisfaction of the directors and the furnishing to the Company of such undertakings of indemnity as the directors deem adequate.

   17. The sum of one dollar or such other sum as the directors from time to time determine shall be paid to the Company for every certificate other than the first certificate issued to any holder in respect of any share or shares.

   18. The directors may cause one or more branch Registers of shareholders to be kept in any place or places, whether inside or outside of Canada.

                                     CALLS

   19. The directors may make such calls upon the shareholders in respect of all amounts unpaid on the shares held by them respectively and not made payable at fixed times by the conditions on which such shares were allotted, and each shareholder shall pay the amount of every call so made to the person and at the times and places appointed by the directors. A call may be made payable by instalments.

   20. A call shall be deemed to have been made at the time when the resolution of the directors authorizing such call was passed.

   21. At least 14 days' notice of any call shall be given, and such notice shall specify the time and place at which and the person to whom such call shall be paid.

   22. If the sum payable in respect of any call or instalment is not paid on or before the day appointed for the payment thereof, the holder for the time being of the share in respect of which the call has been made or the instalment is due shall pay interest on such call or instalment at the rate of 9% per year or such other rate of interest as the directors may determine from the day appointed for the payment thereof up to the time of actual payment.

   23. At the trial or hearing of any action for the recovery of any amount due for any call, it shall be sufficient to prove that the name of the shareholder sued is entered on the Register as the holder or one of the holders of the share or shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that such notice of such call was duly given to the shareholder sued in pursuance of these Articles. It shall not be necessary to prove the appointment of the directors who made such call or any other matters whatsoever and the proof of the matters stipulated shall be conclusive evidence of the debt.

   24. The directors may receive from any shareholder willing to advance it all or any part of the amount due upon shares held by such shareholder beyond the sums called for, and upon the amount so paid or satisfied in advance or so much thereof as from time to time exceeds the amount of the calls then made upon the shares in respect of which such advance has been made, the Company may pay interest at such rate or permit such participation in profits upon the amount so paid or satisfied in advance as the shareholder paying such sum in advance and the directors agree.

                              FORFEITURE OF SHARES

   25. If any shareholder fails to pay any call or instalment on or before the day appointed for payment, the directors may at any time thereafter while the call or instalment remains unpaid serve a notice on such shareholder requiring payment thereof together with any interest that may have accrued and all expenses that may have been incurred by the Company by reason of such non-payment.

   26. The notice shall name a day (not being less than 14 days after the date of the notice) and a place or places on and at which such call or instalment and such interest and expenses are to be paid. The notice shall also state that, in the event of non-payment on or before the day and at the place or one of the places so named, the shares in respect of which the call was made or instalment is payable will be liable to be forfeited.

   27. If the requirements of any such notice are not complied with, any shares in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments, interest and expenses due in respect thereof, be forfeited by a resolution of the directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

   28. When any share has been so forfeited, notice of the resolution shall be given to the shareholder in whose name it stood immediately prior to the forfeiture and an entry of the forfeiture shall be made in the Register.

   29. Any share so forfeited shall be deemed the property of the Company and the directors may sell, re-allot or otherwise dispose of it in such manner as they think fit.

   30. The directors may at any time before any share so forfeited has been sold, re-allotted or otherwise disposed of, annul the forfeiture thereof upon such conditions as they think fit.

   31. Any shareholder whose shares have been forfeited shall nevertheless be liable to pay and shall forthwith pay to the Company all calls, instalments, interest and expenses owing upon or in respect of such shares at the time of the forfeiture together with interest at the rate of 9% per year or such other rate of interest as the directors may determine from the time of forfeiture until payment. The directors may enforce such payment if they think fit, but are under no obligation to do so.

   32. A certificate signed by the Secretary stating that a share has been duly forfeited on a specified date in pursuance of these Articles and the time when it was forfeited shall be conclusive evidence of the facts therein stated as against any person who would have been entitled to the share but for such forfeiture.

                                 LIEN ON SHARES

   33. The Company shall have a first and paramount lien upon all shares (other than fully paid-up shares) registered in the name of a shareholder (whether solely or jointly with others) and upon the proceeds from the sale thereof for debts, liabilities and other engagements of the shareholder, solely or jointly with any other person, to or with the Company, whether or not the period for the payment, fulfilment or discharge thereof has actually arrived, and such lien shall extend to all dividends declared in respect of such shares. Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of any lien of the Company on such shares.

   34. For the purpose of enforcing such lien the directors may sell the shares subject to it in such manner as they think fit, but no sale shall be made until the period for the payment, fulfilment or discharge of such debts, liabilities or other engagements has arrived, and until notice in writing of the intention to sell has been given to such shareholder or the shareholder's executors or administrators and default has been made by them in such payment, fulfilment or discharge for seven days after such notice.

   35. The net proceeds of any such sale after the payment of all costs shall be applied in or towards the satisfaction of such debts, liabilities or engagements and the residue, if any, paid to such shareholder.

                               VALIDITY OF SALES

   36. Upon any sale after forfeiture or to enforce a lien in purported exercise of the powers given by these Articles the directors may cause the purchaser's name to be entered in the Register in respect of the shares sold, and the purchaser shall not be bound to see to the regularity of the proceedings or to the application of the purchase money, and after the purchaser's name has been entered in the Register in respect of such shares the validity of the sale shall not be impeached by any person and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

                              TRANSFER OF SHARES

   37. The instrument of transfer of any share in the Company shall be signed by the transferor. The transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect thereof and shall be entitled to receive any dividend declared thereon before the registration of the transfer.

   38. The instrument of transfer of any share shall be in writing in the following form or to the following effect:

     For value received,       hereby sell, assign, and transfer unto
                          shares in the capital of the Company
     represented by the within certificate, and do hereby irrevocably
     constitute and appoint           attorney to transfer such shares
     on the books of the Company with full power of substitution in the premises.

     Dated the        day of        , 19     .

     Witness:

   39. The directors may, without assigning any reason therefor, decline to register any transfer of shares

  (1) not fully paid-up or upon which the Company has a lien, or

  (2) the transfer of which is restricted by any agreement to which the Company is a party,

   except in cases of shares listed on a stock exchange recognized by the Ontario Securities Commission.

   40. Every instrument of transfer shall be left for registration at the Office of the Company, or at any office of its transfer agent where a Register is maintained, together with the certificate of the shares to be transferred and such other evidence as the Company may require to prove title to or the right to transfer the shares.

   41. The directors may require that a fee determined by them be paid before or after registration of any transfer.

   42. Every instrument of transfer shall, after its registration, remain in the custody of the Company. Any instrument of transfer that the directors decline to register shall, except in case of fraud, be returned to the person who deposited it.

                            TRANSMISSION OF SHARES

   43. The executors or administrators of a deceased shareholder (not being one of several joint holders) shall be the only persons recognized by the Company as having any title to the shares registered in the name of such shareholder. When a share is registered in the names of two or more joint holders, the survivor or survivors or the executors or administrators of the deceased survivor, shall be the only persons recognized by the Company as having any title to, or interest in, such share.

   44. Notwithstanding anything in these Articles, if the Company has only one shareholder (not being one of several joint holders) and that shareholder dies, the executors or administrators of the deceased shareholder shall be entitled to register themselves in the Register as the holders of the shares registered in the name of the deceased shareholder whereupon they shall have all the rights given by these Articles and by law to shareholders.

   45. Any person entitled to shares upon the death or bankruptcy of any shareholder or in any way other than by allotment or transfer may, upon producing such evidence of entitlement as the directors require, may be registered as a shareholder in respect of such shares, or may, without being registered, transfer such shares subject to the provisions of these Articles respecting the transfer of shares. The directors shall have the same right to refuse registration as if the transferee were named in an ordinary transfer presented for registration.

                              SURRENDER OF SHARES

   46. The directors may accept the surrender of any share by way of compromise of any question as to the holder being properly registered in respect thereof. Any share so surrendered may be disposed of in the same manner as a forfeited share.

                                 SHARE WARRANTS

   47. The Company, with respect to any fully paid-up shares, may issue warrants ("Share Warrants") stating that the bearer is entitled to the shares therein specified, and may provide, by coupons or otherwise, for the payment of future dividends on the shares included in the Share Warrants.

   48. The directors may determine and vary the conditions upon which Share Warrants will be issued and, without limiting the generality of the foregoing, may determine the conditions upon which

  (1) a new Share Warrant or coupon will be issued in the place of one worn out, defaced, lost or destroyed, or

  (2) the bearer of a Share Warrant will be entitled to attend and vote at general meetings, or

  (3) a Share Warrant may be surrendered and the name of the bearer entered in the Register in respect of the shares therein specified.

   Subject to such conditions and to these Articles the bearer of a Share Warrant shall be a shareholder to the full extent. The bearer of a Share Warrant shall be subject to the conditions for the time being in force, whether made before or after the issue of the Share Warrant.

                       INCREASE AND REDUCTION OF CAPITAL

   49. Subject to the Act, the Company may by resolution of its shareholders increase its share capital by the creation of new shares of such amount as it thinks expedient.

   50. Subject to the Act, the new shares may be issued upon such terms and conditions and with such rights, privileges, limitations, restrictions and conditions attached thereto as the Company by resolution of its shareholders determines or, if no direction is given, as the directors determine.

   51. The Company by resolution of its shareholders may, before the issue of any new shares, determine that such shares or any of them shall be offered in the first instance to all the then shareholders or to the holders of any class or series of shares in proportion to the amount of the capital held by them, or make any other provisions as to the issue and allotment of such shares. In default of any such determination or to the extent that it does not apply, the directors shall control the new shares.

   52. Except as otherwise provided by the conditions of issue, or by these Articles, any capital raised by the creation of new shares shall be considered part of the original capital and shall be subject to the provisions herein contained with reference to payment of calls and instalments, transfer and transmission, forfeiture, lien and otherwise.

   53. The Company may, by special resolution where required, reduce its share capital in any way and with and subject to any incident authorized and consent required by law.

                             ALTERATION OF CAPITAL

   54. Subject to the Act, the Company may by resolution of its shareholders:

  (1) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

  (2) convert all or any of its paid-up shares into stock and reconvert that stock into paid-up shares of any denomination;

  (3) exchange shares of one denomination for another; or

  (4) cancel shares which, at the date of the passing of the resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the share so cancelled.

   55. Subject to the Act, the Company may by special resolution:

  (1) subdivide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum, so, however, that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived and the special resolution whereby any share is subdivided may determine that as between the holders of the shares resulting from such subdivision, one or more of such shares shall have some preference or special advantage as regards dividend, capital, voting or otherwise, over, or as compared with, the others or other;

  (2) convert any part of its issued or unissued share capital into preference shares redeemable or purchasable by the Company;

  (3) provide for the issue of shares without any nominal or par value provided that, upon any such issue, a declaration executed by the Secretary must be filed with the Registrar stating the number of shares issued and the amount received therefor;

  (4) convert all or any of its previously authorized, unissued or issued, fully paid-up shares, other than preferred shares, with nominal or par value into the same number of shares without any nominal or par value, and reduce, maintain or increase accordingly its liability on any of its shares so converted; provided that the power to reduce its liability on any of its shares so converted may, where it results in a reduction of capital, only be exercised subject to confirmation by the court as provided by the Act; or

  (5) convert all or any of its previously authorized, unissued or issued, fully paid-up shares without nominal or par value into the same or a different number of shares with nominal or par value, and for such purpose the shares issued without nominal or par value and replaced by shares with a nominal or par value shall be considered as fully paid, but their aggregate par value shall not exceed the value of the net assets of the Company as represented by the shares without par value issued before the conversion.

   56. Subject to the Act and any provisions attached to such shares, the Company may redeem, purchase or acquire any of its shares and the directors may determine the manner and the terms for redeeming, purchasing or acquiring such shares and may provide a sinking fund on such terms as they think fit for the redemption, purchase or acquisition of shares of any class or series.

                          CLASSES AND SERIES OF SHARES

   57. Subject to the Act and the Memorandum, and without prejudice to any special rights previously conferred on the holders of existing shares, any share may be issued with such preferred, deferred or other special rights, or with such restrictions, whether in regard to dividends, voting, return of share capital or otherwise, as the Company may from time to time determine by special resolution.

                     MEETINGS AND VOTING BY CLASS OR SERIES

   58. Where the holders of shares of a class or series have, under the Act, the Memorandum, the terms or conditions attaching to such shares or otherwise, the right to vote separately as a class in respect of any matter then, except as provided in the Act, the Memorandum, these Articles or such terms or conditions, all the provisions in these Articles concerning general meetings (including, without limitation, provisions respecting notice, quorum and procedure) shall, mutatis mutandis, apply to every meeting of holders of such class or series of shares convened for the purpose of such vote.

   59. Unless the rights, privileges, terms or conditions attached to a class or series of shares provide otherwise, such class or series of shares shall not have the right to vote separately as a class or series upon an amendment to the Memorandum or Articles to:

  (1) increase or decrease any maximum number of authorized shares of such class or series, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class or series;

  (2) effect an exchange, reclassification or cancellation of all or part of the shares of such class or series; or

  (3) create a new class or series of shares equal or superior to the shares of such class or series.

                                BORROWING POWERS

   60. The directors on behalf of the Company may:

  (1) raise or borrow money for the purposes of the Company or any of them;

  (2) secure the repayment of funds so raised or borrowed in such manner and upon such terms and conditions in all respects as they think fit, and in particular by the execution and delivery of mortgages of the Company's real or personal property, or by the issue of bonds, debentures or other securities of the Company secured by mortgage or other charge upon all or any part of the property of the Company, both present and future, including its uncalled capital for the time being;

  (3) sign or endorse bills, notes, acceptances, cheques, contracts, and other evidence of or securities for funds borrowed or to be borrowed for the purposes aforesaid;

  (4) pledge debentures as security for loans;

  (5) issue, reissue, sell or pledge debt obligations of the Company; and

  (6) guarantee obligations of any person.

   61. Bonds, debentures and other securities may be made assignable, free from any equities between the Company and the person to whom such securities were issued.

   62. Any debt obligations and other securities may be issued at a discount, premium or otherwise and with special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of directors and other matters.

   63. The directors may from time to time authorize any director or directors, officer or officers, employee of the Company or other person or persons, whether connected with the Company or not, to make arrangements with reference to the monies borrowed or to be borrowed as aforesaid and as to the terms and conditions of the loan thereof and as to the securities to be given therefor, with power to vary or modify such arrangements, terms and conditions and to give such additional debt obligations for any monies borrowed or remaining due by the Company as the directors of the Company may authorize and generally to manage, transact and settle the borrowing of money by the Company.

   64. The directors may from time to time authorize any director or directors, officer or officers, employee of the Company or other person or persons, whether connected with the Company or not, to sign, execute and give on behalf of the Company all documents, agreements and promises necessary or desirable for the purposes aforesaid and to draw, make, accept, endorse, execute and issue cheques, promissory notes, bills of exchange, bills of lading and other negotiable or transferable instruments and the same and all renewals thereof or substitutions therefor so signed shall be binding upon the Company.

   65. The words "debt obligations" as used herein mean bonds, debentures, notes or other similar obligations or guarantees of such an obligation, whether secured or unsecured.

   66. The directors may from time to time charge, hypothecate, mortgage or pledge any or all of the assets of the Company not only by means of bonds and debentures by way of fixed charge or charges or by way of floating charge or charges, but also by any other instrument or instruments for the purposes of securing any past or existing or new or future liability direct or indirect of the Company or for the purpose of securing any bonds, debentures or other securities or liabilities of the Company or of any other body corporate.

                                GENERAL MEETINGS

   67. Ordinary general meetings of the Company shall be held at least once in every calendar year at such time and place as may be determined by the directors and not later than 15 months after the preceding ordinary general meeting. All other meetings of the Company shall be called special general meetings. Ordinary or special general meetings may be held either within or outside Canada as the directors may determine.

   68. The President, a vice-president or the directors may at any time convene a special general meeting, and the directors, upon the requisition of shareholders in accordance with the Act shall forthwith proceed to convene such meeting or meetings to be held at such time and place or times and places as the directors determine.

   69. The requisition shall state the objects of the meeting requested, be signed by the requisitionists and deposited at the Office of the Company. It may consist of several documents in like form each signed by one or more of the requisitionists.

   70. At least 21 clear days' notice, or such longer period of notice as may be required by the Act, of every general meeting, specifying the place, day and hour of the meeting and, when special business is to be considered, the general nature of such business, shall be given to the shareholders entitled to be present at such meeting, to each director, and to the auditor, by notice given as permitted by these Articles. With the consent in writing of all the shareholders entitled to vote at such meeting, a meeting may be convened by a shorter notice and in any manner they think fit, or notice of the time, place and purpose of the meeting may be waived by all of the shareholders.

   71. The management of the Company shall, concurrently with or prior to sending notice of a meeting of the shareholders of the Company, send a form of proxy to each shareholder entitled to receive notice of such meeting.

   72. When it is proposed to pass a special resolution, the two meetings may be convened by the same notice, and it shall be no objection to such notice that it only convenes the second meeting contingently upon the resolution being passed by the requisite majority at the first meeting.

                                  RECORD DATES

   73.

  (1) The directors may fix in advance a date as the record date for the determination of shareholders

    (1) entitled to receive payment of a dividend or entitled to receive any distribution;

    (2) entitled to receive notice of a meeting; or

    (3) for any other purpose.

  (2) If no record date is fixed, the record date for the determination of shareholders

    (1) entitled to receive notice of a meeting shall be the day immediately preceding the day on which the notice is given, or, if no notice is given, the day on which the meeting is held; and

    (2) for any other purpose shall be the day on which the directors pass the resolution relating to the particular purpose.

                        PROCEEDINGS AT GENERAL MEETINGS

   74. The business of an ordinary general meeting shall be to receive and consider the financial statements of the Company and the report of the directors and the report, if any, of the auditors, to elect directors in the place of those retiring and to transact any other business which under these Articles ought to be transacted at an ordinary general meeting.

   75. No business shall be transacted at any general meeting unless the requisite quorum is present at the commencement of the business. A corporate shareholder of the Company that has a duly authorized agent or representative present at any such meeting shall for the purpose of this Article be deemed to be personally present at such meeting.

   76. One person, being a shareholder, proxyholder or representative of a corporate shareholder, present and entitled to vote shall constitute a quorum for a general meeting, and may hold a meeting.

   77. The Chairman shall be entitled to take the chair at every general meeting or, if there be no Chairman, or if the Chairman is not present within fifteen 15 minutes after the time appointed for holding the meeting, the President or, failing the President, a vice-president shall be entitled to take the chair. If the Chairman, the President or a vice-president is not present within 15 minutes after the time appointed for holding the meeting or if all such persons present decline to take the chair, the shareholders present entitled to vote at the meeting shall choose another director as chairman and if no director is present or if all the directors present decline to take the chair, then such shareholders shall choose one of their number to be chairman.

   78. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if it was convened pursuant to a requisition of shareholders, shall be dissolved; if it was convened in any other way, it shall stand adjourned to the same day, in the next week, at the same time and place. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the shareholders present shall be a quorum and may hold the meeting.

   79. Subject to the Act, at any general meeting a resolution put to the meeting shall be decided by a show of hands unless, either before or on the declaration of the result of the show of hands, a poll is demanded by the chairman, a shareholder or a proxyholder; and unless a poll is so demanded, a declaration by the chairman that the resolution has been carried, carried by a particular majority, lost or not carried by a particular majority and an entry to that effect in the Company's book of proceedings shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour or against such resolution.

   80. When a poll is demanded, it shall be taken in such manner and at such time and place as the chairman directs, and either at once or after an interval or adjournment or otherwise. The result of the poll shall be the resolution of the meeting at which the poll was demanded. The demand of a poll may be withdrawn at any time prior to the taking of the poll. When any dispute occurs over the admission or rejection of a vote, it shall be resolved by the chairman and such determination made in good faith shall be final and conclusive.

   81. The chairman shall not have a casting vote in addition to any vote or votes that the Chairman has as a shareholder.

   82. The Chairman of any meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place, and no notice of such adjournment need be given to the shareholders. If a meeting of shareholders is adjourned for less than thirty (30) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting but a form of proxy need not be sent concurrently with or prior to sending the said notice unless the meeting is adjourned by one or more adjournments for an aggregate of more than ninety (90) days. Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling such original meeting.

   83. Any poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith without adjournment.

   84. The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

                             VOTES OF SHAREHOLDERS

   85. Votes may be cast either personally or by proxy or, in the case of a corporate shareholder by a representative duly authorized under the Act. Every shareholder entitled to vote at a meeting of the company may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, as that shareholder's nominee to attend and act at the meeting, to the extent and with the authority conferred by the proxy.

   86. Subject to the Act and to any provisions attached to any class or series of shares concerning voting rights:

  (1) on a show of hands every shareholder present in person, every duly authorized representative of a corporate shareholder, and, if not prevented from voting by the Act, every proxyholder, shall have one vote; and

  (2) on a poll every shareholder present in person, every duly authorized representative of a corporate shareholder, and every proxyholder, shall have one vote for every share held;

   whether or not such representative or proxyholder is a shareholder.

   87. Any person entitled to transfer shares upon the death or bankruptcy of any shareholder or in any way other than by allotment or transfer may vote at any general meeting in respect thereof in the same manner as if such person were the registered holder of such shares so long as the directors are satisfied at least 48 hours before the time of holding the meeting of such person's right to transfer such shares.

   88. Where two or more persons hold the same share or shares jointly, any one of them present in person or by proxy at a meeting of shareholders has the right in the absence of the other or others to vote in respect of such share or shares, but, if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

   89. A proxy shall be in writing and executed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized or by a representative authorized in the manner referred to in these Articles. A proxy ceases to be valid one year from its date. A proxy or other authority of a corporate shareholder does not require its seal. Holders of Share Warrants shall not be entitled to vote by proxy in respect of the shares included in such warrants unless otherwise expressed in such warrants.

   90. A shareholder of the company that is a corporation may, by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or at any meeting of any class of shareholders of the Company. A person authorized as aforesaid shall be entitled to exercise the same powers on behalf of the shareholder which he or she represents as that shareholder could exercise if it were an individual shareholder of the Company.

   91. A shareholder of unsound mind in respect of whom an order has been made by any court of competent jurisdiction may vote by guardian or other person in the nature of a guardian appointed by that court, and any such guardian or other person may vote by proxy.

   92. A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be deposited at the Office of the Company or at such other place as the directors may direct. The directors may, by resolution, fix a time not exceeding 48 hours excluding Saturdays and holidays preceding any meeting or adjourned meeting before which time proxies to be used at that meeting must be deposited with the Company at its Office or with an agent of the Company. Notice of the requirement for depositing proxies shall be given in the notice calling the meeting. The chairman of the meeting shall determine all questions as to validity of proxies and other instruments of authority.

   93. A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death of the principal, the revocation of the proxy, or the transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, revocation or transfer is received at the Office of the Company before the meeting or by the chairman of the meeting before the vote is given.

   94. Every form of proxy shall comply with the Act and its regulations and subject thereto may be in the following form:

     I,       of       being a shareholder of           hereby appoint
            of        (or failing him/her       of       ) as proxyholder
     to attend and to vote for me and on my behalf at the ordinary/special general meeting of the Company, to be held on the
     day of     and at any adjournment thereof, or at any meeting of the
     Company which may be held prior to [insert specified date or event].

     [If the proxy is solicited by or behalf of the management of the Company, insert a statement to that effect.]

     Dated this     day of        . Shareholder

   95. A person who solicits a proxy and is appointed a proxyholder shall attend in person or cause an alternate proxyholder to attend the meeting in respect of which the proxy is given and comply with the directions of the shareholder who appointed the person.

   96. A proxyholder or any alternate proxyholder has the same rights as the shareholder who appointed such proxyholder to speak at a meeting of the Company in respect of any matter, to vote by way of ballot at the meeting and, except where a proxyholder or an alternate proxyholder has conflicting instructions from more than one shareholder, to vote at such meeting in respect of any matter by way of show of hands.

   97. Notwithstanding anything else contained herein, where the Chairman of a meeting of the Company declares to the meeting that, to the best of the Chairman's belief, if a ballot is conducted, the total number of votes attached to the shares represented at the meeting by proxy required to be voted against what will be the decision of the meeting in relation to any matter or group of matters is less than five per cent of all the votes that might be cast at the meeting on such ballot, and where a shareholder, proxyholder or alternate proxyholder does not demand a ballot,

  (1) the Chairman may conduct the vote in respect of that matter or group of matters by a show of hands; and

  (2) a proxyholder or alternate proxyholder may vote in respect of that matter or group of matters by a show of hands.

   98. Subject to the Act, no shareholder shall be entitled to be present or to vote on any question, either personally or by proxy, at any general meeting or to be reckoned in a quorum while any call is due and payable to the Company in respect of any of the shares of such shareholder.

   99. A resolution, including a special resolution, in writing and signed by every shareholder who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such shareholders at a meeting and satisfies all of the requirements of the Act respecting meetings of shareholders.

                                   DIRECTORS

   100. Unless otherwise determined by resolution of shareholders, the number of directors shall not be less than five or more than eleven.

   101. The continuing directors may act notwithstanding any vacancy in their body, but if their number falls below the minimum permitted, the directors shall not, except in emergencies or for the purpose of filling vacancies, act so long as their number is below the minimum.

   102. A director may, in conjunction with the office of director, and on such terms as to remuneration and otherwise as the directors arrange or determine, hold any other office or place of profit under the Company or under any company in which the Company is a shareholder or is otherwise interested.

   103. The directors may determine the remuneration to be paid to the directors, officers, agents and employees of the Company.

   104. The office of a director shall ipso facto be vacated if the director:

  (1) becomes bankrupt or makes an assignment for the benefit of creditors;

  (2) is, or is found by a court of competent jurisdiction to be, of unsound mind;

  (3) by notice in writing to the Company, resigns the office of director; or

  (4) is removed in the manner provided by these Articles.

   105. No director shall be disqualified by holding the office of director from contracting with the Company, either as vendor, purchaser, or otherwise, nor shall any such contract, or any contract or arrangement entered into or proposed to be entered into by or on behalf of the Company in which any director is in any way interested, either directly or indirectly, be avoided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason only of such director holding that office or of the fiduciary relations thereby established, provided the director makes a declaration or gives a general notice in accordance with the Act. No director shall, as a director, vote in respect of any contract or arrangement in which the director is so interested, and if the director does so vote, such vote shall not be counted. This prohibition may at any time or times be suspended or relaxed to any extent by a resolution of the shareholders and shall not apply to any contract by or on behalf of the Company to give to the directors or any of them any security for advances or by way of indemnity.

                             ELECTION OF DIRECTORS

   106. The directors of the Company shall be elected and shall retire in rotation. At each ordinary general meeting the shareholders may elect directors to hold office until the dissolution of the third ordinary general meeting after their election or as otherwise determined by the shareholders. Subject to these Articles, directors whose terms of office have expired shall retire from office at the dissolution of the ordinary general meeting at which their successors are elected and shall be succeeded by any directors elected at such meeting. Retiring directors shall be eligible for re-election.

   107. If at any ordinary general meeting at which an election of directors ought to take place no such election takes place, or if no ordinary general meeting is held in any year or period of years, the retiring directors shall continue in office until their successors are elected.

   108. The Company may by resolution of its shareholders elect any number of directors permitted by these Articles and may determine or alter their qualification.

   109. The Company may, by special resolution or in any other manner permitted by statute, remove any director before the expiration of such director's period of office and may, if desired, appoint a replacement to hold office during such time only as the director so removed would have held office.

   110. The directors may appoint any other person as a director so long as the total number of directors does not at any time exceed the maximum number permitted. No such appointment, except to fill a casual vacancy, shall be effective unless two-thirds of the directors concur in it. Subject to these Articles, any director appointed between meetings of the shareholders shall have a term determined by the directors at the time of his or her appointment which shall not exceed the date of the third ordinary general meeting after the date of his or her appointment and, in the absence of any such determination of the term of such director, such director shall remain a director until the next ordinary general meeting. Any casual vacancy occurring among the directors may be filled by the directors, but any person so chosen shall retain office only so long as the vacating director would have retained it if the vacating director had continued as director.

                                   COMMITTEES

   111. The directors may in their discretion appoint such committees as are deemed appropriate, and delegate to such committees any of the powers of the directors except those which the directors are prohibited by the Act from delegating. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on them by the directors.

   112. The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of any committee may be held at any place within or outside Canada.

   113. Unless otherwise determined by the directors, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                AUDIT COMMITTEE

   114. The directors shall appoint an audit committee composed of such number of directors as they see fit, to hold office until the next annual general meeting of the shareholders.

   115. The audit committee shall review the financial statements of the Company and shall report thereon to the directors before such financial statements are approved by the directors.

   116. The auditor of the Company is entitled to receive notice of every meeting of the audit committee and, at the expense of the Company, to attend and be heard thereat, and, if so requested by a member of the audit committee, shall attend every meeting of the committee held during the term of office of the auditor.

   117. The auditor of the Company or a member of the audit committee may call a meeting of the committee.

                            PROCEEDINGS OF DIRECTORS

   118. Subject to any limitations set out herein, the directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they think fit.

   119. The directors may appoint a day or days in any month or months for regular meetings of the directors at a place and hour to be named. A copy of any resolution of the directors fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

   120. The directors shall determine the quorum, provided in no event shall a quorum be less than a majority of the number of directors. If no quorum has been determined by the directors, then the quorum shall be a majority of the number of directors so or determined by the shareholders or directors as the case may be.

   121. If all directors of the Company entitled to attend a meeting either generally or specifically consent, a director may participate in a meeting of directors or of a committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at that meeting for purposes of these Articles.

   122. Meetings of directors may be held either within or outside Canada and the directors may from time to time make arrangements relating to the time and place of holding directors' meetings, the notices to be given for such meetings and what meetings may be held without notice. Unless otherwise provided by such arrangements:

  (1) a meeting of directors may be held at the close of every ordinary general meeting of the Company without notice;

  (2) notice of every other directors' meeting may be given as permitted by these Articles to each director at least 48 hours before the time fixed for the meeting; and

  (3) a meeting of directors may be held without formal notice if all the directors are present or if those absent have signified their assent to such meeting or their consent to the business transacted at such meeting.

   123. The Chairman, President, or any two directors may at any time, and the Secretary, upon the request of the President or any director, shall summon a meeting of the directors to be held at the Office of the Company. The President, the Chairman or a majority of the directors may at any time, and the Secretary, upon the request of the President, the Chairman or a majority of the directors, shall summon a meeting to be held elsewhere.

  124. (1)Questions arising at any meeting of directors shall be decided by a majority of votes. The chairman of the meeting may vote as a director but shall not have a second or casting vote.

     (2)At any meeting of directors the chairman shall receive and count the vote of any director not present in person at such meeting on any question or matter arising at such meeting whenever such absent director has indicated by telegram, letter or other writing lodged with the chairman of such meeting the manner in which the absent director desires to vote on such question or matter and such question or matter has been specifically mentioned in the notice calling the meeting as a question or matter to be discussed or decided thereat. In respect of any such question or matter so mentioned in such notice any director may give to any other director a proxy authorizing such other director to vote for such first named director at such meeting, and the chairman of such meeting, after such proxy has been so lodged, shall receive and count any vote given in pursuance thereof notwithstanding the absence of the director giving such proxy.

   125. If no Chairman is elected, or if at any meeting of directors the Chairman is not present within five minutes after the time appointed for holding the meeting, or declines to take the chair, the President, if a director, shall preside. If the President is not a director, is not present at such time or declines to take the chair, a vice-president who is also a director shall preside. If no person described above is present at such time and willing to take the chair, the directors present shall choose some one of their number to be chairman of the meeting.

   126. A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the directors generally.

   127. All acts done at any meeting of the directors or of a committee of directors or by any person acting as a director shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of the director or person so acting, or that they or any of them were disqualified, be as valid if every such person had been duly appointed and was qualified to be a director.

   128. A resolution in writing and signed by every director who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such directors at a meeting.

   129. If any one or more of the directors is called upon to perform extra services or to make any special exertions in going or residing abroad or otherwise for any of the purposes of the Company or the business thereof, the Company may remunerate the director or directors so doing, either by a fixed sum or by a percentage of profits or otherwise. Such remuneration shall be determined by the directors and may be either in addition to or in substitution for remuneration otherwise authorized by these Articles.

   130. Notice of an adjourned meeting of the directors is not required if the time and place of the adjourned meeting is announced at the original meeting or the adjourned meeting preceding the applicable adjourned meeting, if the original meeting is adjourned on more than one occasion.

   131. Any director of the Company may file with the Secretary a written waiver of notice of any meetings of the directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings of directors need be sent to such director, and any and all meetings of the directors shall (provided a quorum is present) be validly constituted notwithstanding that notice shall not have been given to such director.

                               MANAGING DIRECTORS

   132. The directors may appoint one or more of their number to be managing directors of the Company, either for a fixed term or otherwise, and may remove or dismiss them from office and appoint replacements.

   133. Subject to the provisions of any contract between a managing director and the Company, a managing director shall be subject to the same provisions as to resignation and removal as the other directors of the Company. A managing director who for any reason ceases to hold the office of director shall ipso facto immediately cease to be a managing director.

   134. The remuneration of a managing director shall from time to time be fixed by the directors and may be by way of any or all of salary, commission and participation in profits.

   135. The directors may from time to time entrust to and confer upon a managing director such of the powers exercisable under these Articles by the directors as they think fit, and may confer such powers for such time, and to be exercised for such objects and purposes and upon such terms and conditions, and with such restrictions as they think expedient; and they may confer such powers either collaterally with, or to the exclusion of, and in substitution for, all or any of the powers of the directors in that behalf; and may from time to time revoke, withdraw, alter or vary all or any of such powers.

                                    CHAIRMAN

   136. The directors may elect one of their number to be Chairman and may determine the period during which the Chairman is to hold office. The Chairman shall perform such duties and receive such special remuneration as the directors may provide.

                         PRESIDENT AND VICE-PRESIDENTS

   137. The directors may appoint the President of the Company, who need not be a director, and may determine the period for which the President is to hold office. The President shall have general supervision of the business of the Company and shall perform such duties as may be assigned from time to time by the directors.

   138. The directors may also appoint vice-presidents, who need not be directors, and may determine the periods for which they are to hold office. A vice-president shall, at the request of the President or the directors and subject to the directions of the directors, perform the duties of the President during the absence, illness or incapacity of the President, and shall also perform such duties as may be assigned by the President or the directors.

                            SECRETARY AND TREASURER

   139. The directors shall appoint a Secretary of the Company to keep minutes of shareholders' and directors' meetings and perform such other duties as may be assigned by the directors. The directors may also appoint a temporary substitute for the Secretary who shall, for the purposes of these Articles, be deemed to be the Secretary.

   140. The directors may appoint a treasurer of the Company to carry out such duties as the directors may assign.

                                    OFFICERS

   141. The directors may elect or appoint such other officers of the Company, having such powers and duties, as they think fit.

   142. If the directors so decide the same person may hold more than one of the offices provided for in these Articles.

                                   REGISTERS

   143. The directors shall cause to be kept at the Company's Office in accordance with the provisions of the Act a Register of the shareholders of the Company, a register of the holders of bonds, debentures and other securities of the Company and a register of its directors. Branch registers of the shareholders and of the holders of bonds, debentures and other securities may be kept elsewhere, either within or without Canada, in accordance with the Act.

                                    MINUTES

   144. The directors shall cause minutes to be entered in books designated for the purpose:

  (1) of all appointments of officers;

  (2) of the names of directors present at each meeting of directors and of any committees of directors;

  (3) of all orders made by the directors and committees of directors; and

  (4) of all resolutions and proceedings of meetings of shareholders and of directors.

   Any such minutes of any meeting of directors or of any committee of directors or of shareholders, if purporting to be signed by the chairman of such meeting or by the chairman of the next succeeding meeting, shall be receivable as prima facie evidence of the matters stated in such minutes.

                              POWERS OF DIRECTORS

   145. The management of the business of the Company is vested in the directors who, in addition to the powers and authorities by these Articles or otherwise expressly conferred upon them, may exercise all such powers and do all such acts and things as may be exercised or done by the Company and are not hereby or by statute expressly directed or required to be exercised or done by the shareholders, but subject nevertheless to the provisions of any statute, the Memorandum or these Articles. No modification of the Memorandum or these Articles shall invalidate any prior act of the directors that would have been valid if such modification had not been made.

   146. Without restricting the generality of the terms of any of these Articles and without prejudice to the powers conferred thereby, the directors may:

  (1) take such steps as they think fit to carry out any agreement or contract made by or on behalf of the Company;

  (2) pay costs, charges and expenses preliminary and incidental to the promotion, formation, establishment, and registration of the Company;

  (3) purchase or otherwise acquire for the Company any property, rights or privileges that the Company is authorized to acquire, at such price and generally on such terms and conditions as they think fit;

  (4) pay for any property, rights or privileges acquired by, or services rendered to the Company either wholly or partially in cash or in shares (fully paid-up or otherwise), bonds, debentures or other securities of the Company;

  (5) subject to the Act, secure the fulfilment of any contracts or engagements entered into by the Company by mortgaging or charging all or any of the property of the Company and its unpaid capital for the time being, or in such other manner as they think fit;

  (6) appoint, remove or suspend at their discretion such experts, managers, secretaries, treasurers, officers, clerks, agents and servants for permanent, temporary or special services, as they from time to time think fit, and determine their powers and duties and fix their salaries or emoluments and require security in such instances and to such amounts as they think fit;

  (7) accept a surrender of shares from any shareholder insofar as the law permits and on such terms and conditions as may be agreed;

  (8) appoint any person or persons to accept and hold in trust for the Company any property belonging to the Company, or in which it is interested, execute and do all such deeds and things as may be required in relation to such trust, and provide for the remuneration of such trustee or trustees;

  (9) institute, conduct, defend, compound or abandon any legal proceedings by and against the Company, its directors or its officers or otherwise concerning the affairs of the Company, and also compound and allow time for payment or satisfaction of any debts due and of any claims or demands by or against the Company;

  (10) refer any claims or demands by or against the Company to arbitration and observe and perform the awards;

  (11) make and give receipts, releases and other discharges for amounts payable to the Company and for claims and demands of the Company;

  (12) determine who may exercise the borrowing powers of the Company and sign on the Company's behalf bonds, debentures or other securities, bills, notes, receipts, acceptances, assignments, transfers, hypothecations, pledges, endorsements, cheques, drafts, releases, contracts, agreements and all other instruments and documents;

  (13) provide for the management of the affairs of the Company abroad in such manner as they think fit, and in particular appoint any person to be the attorney or agent of the Company with such powers (including power to sub-delegate) and upon such terms as may be thought fit;

  (14) invest and deal with any funds of the Company in such securities and in such manner as they think fit; and vary or realize such investments;

  (15) subject to the Act, execute in the name and on behalf of the Company in favour of any director or other person who may incur or be about to incur any personal liability for the benefit of the Company such mortgages of the Company's property, present and future, as they think fit;

  (16) give any officer or employee of the Company a commission on the profits of any particular business or transaction or a share in the general profits of the Company;

  (17) set aside out of the profits of the Company before declaring any dividend such amounts as they think proper as a reserve fund to meet contingencies or provide for dividends, depreciation, repairing, improving and maintaining any of the property of the Company and such other purposes as the directors may in their absolute discretion think in the interests of the Company; and invest such amounts in such investments as they think fit, and deal with and vary such investments, and dispose of all or any part of them for the benefit of the Company, and divide the reserve fund into such special funds as they think fit, with full power to employ the assets constituting the reserve fund in the business of the Company without being bound to keep them separate from the other assets;

  (18) make, vary and repeal rules respecting the business of the Company, its officers and employees, the shareholders of the Company or any section or class of them;

  (19) enter into all such negotiations and contracts, rescind and vary all such contracts, and execute and do all such acts, deeds and things in the name and on behalf of the Company as they consider expedient for or in relation to any of the matters aforesaid or otherwise for the purposes of the Company;

  (20) provide for the management of the affairs of the Company in such manner as they think fit.

                                  SOLICITORS

   147. The Company may employ or retain solicitors any of whom may, at the request or on the instruction of the directors, the Chairman, the President or a managing director, attend meetings of the directors or shareholders, whether or not the solicitor is a shareholder or a director of the Company. A solicitor who is also a director may never the less charge for services rendered to the Company as a solicitor.

                                   THE SEAL

   148. The directors shall arrange for the safe custody of the common seal of the Company (the "Seal"). The Seal may be affixed to any instrument in the presence of and contemporaneously with the attesting signature of (i) any director or officer acting within such person's authority or (ii) any person under the authority of a resolution of the directors or a committee thereof. For the purpose of certifying documents or proceedings the Seal may be affixed by any director or the President, a vice-president, the Secretary, an assistant secretary or any other officer of the Company without the authorization of a resolution of the directors.

   149. The Company may have facsimiles of the Seal which may be used interchangeably with the Seal.

   150. The Company may have for use at any place outside the Province of Nova Scotia, as to all matters to which the corporate existence and capacity of the Company extends, an official seal that is a facsimile of the Seal of the Company with the addition on its face of the name of the place where it is to be used; and the Company may by writing under its Seal authorize any person to affix such official seal at such place to any document to which the Company is a party.

                                   DIVIDENDS

   151. The directors may from time to time declare such dividend as they deem proper upon shares of the Company according to the rights and restrictions attached to any class or series of shares, and may determine the date upon which such dividend will be payable and that it will be payable to the persons registered as the holders of the shares on which it is declared at the close of business upon a record date. No transfer of such shares registered after the record date shall pass any right to the dividend so declared.

   152. No dividends shall be payable except out of the profits, retained earnings or contributed surplus of the Company and no interest shall be payable on any dividend except insofar as the rights attached to any class or series of shares provide otherwise.

   153. The declaration of the directors as to the amount of the profits, retained earnings or contributed surplus of the Company shall be conclusive.

   154. The directors may from time to time pay to the shareholders such interim dividends as in their judgment the position of the Company justifies.

   155. Subject to the Memorandum, these Articles and the rights and restrictions attached to any class or series of shares, dividends may be declared and paid to the shareholders in proportion to the amount of capital paid-up on the shares (not including any capital paid-up bearing interest) held by them respectively.

   156. The directors may deduct from the dividends payable to any shareholder amounts due and payable by the shareholder to the Company on account of calls, instalments or otherwise, and may apply the same in or towards satisfaction of such amounts so due and payable.

   157. The directors may retain any dividends on which the Company has a lien, and may apply the same in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

   158. The directors may retain the dividends payable upon shares to which a person is entitled or entitled to transfer upon the death or bankruptcy of a shareholder or in any way other than by allotment or transfer, until such person has become registered as the holder of such shares or has duly transferred such shares.

   159. When the directors declare a dividend on a class or series of shares and also make a call on such shares payable on or before the date on which the dividend is payable, the directors may retain all or part of the dividend and set off the amount retained against the call.

   160. The directors may declare that a dividend be paid by the distribution of cash, paid-up shares (at par or at a premium), debentures, bonds or other securities of the Company or of any other company or any other specific assets held or to be acquired by the Company or in any one or more of such ways.

   161. The directors may settle any difficulty that may arise in regard to the distribution of a dividend as they think expedient, and in particular without restricting the generality of the foregoing may issue fractional certificates, may fix the value for distribution of any specific assets, may determine that cash payments will be made to any shareholders upon the footing of the value so fixed or that fractions may be disregarded in order to adjust the rights of all parties, and may vest cash or specific assets in trustees upon such trusts for the persons entitled to the dividend as may seem expedient to the directors.

   162. Any person registered as a joint holder of any share may give effectual receipts for all dividends and payments on account of dividends in respect of such share.

   163. Unless otherwise determined by the directors, any dividend may be paid by a cheque or warrant delivered to or sent through the post to the registered address of the shareholder entitled, or, when there are joint holders, to the registered address of that one whose name stands first on the register for the shares jointly held. Every cheque or warrant so delivered or sent shall be made payable to the order of the person to whom it is delivered or sent. The mailing or other transmission to a shareholder at the shareholder's registered address (or, in the case of joint shareholders at the address of the holder whose name stands first on the register) of a cheque payable to the order of the person to whom it is addressed for the amount of any dividend payable in cash after the deduction of any tax which the Company has properly withheld, shall discharge the Company's liability for the dividend unless the cheque is not paid on due presentation. If any cheque for a dividend payable in cash is not received, the Company shall issue to the shareholder a replacement cheque for the same amount on such terms as to indemnity and evidence of non-receipt as the directors may impose. No shareholder may recover by action or other legal process against the Company any dividend represented by a cheque that has not been duly presented to a banker of the Company for payment or that otherwise remains unclaimed for 6 years from the date on which it was payable.

   164. Any dividend unclaimed after a period of six (6) years from the date on which the same was declared to be payable shall be forfeited and shall revert to the Company.

                                    ACCOUNTS

   165. The directors shall cause proper books of account to be kept of the amounts received and expended by the Company, the matters in respect of which such receipts and expenditures take place, all sales and purchases of goods by the Company, and the assets, credits and liabilities of the Company.

   166. The books of account shall be kept at the head office of the Company or at such other place or places as the directors may direct.

   167. The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the accounts and books of the Company or any of them shall be open to inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the Company except as conferred by statute or authorized by the directors or a resolution of the shareholders.

   168. At the ordinary general meeting in every year the directors shall lay before the Company such financial statements and reports in connection therewith as may be required by the Act or other applicable statute or regulation thereunder and shall distribute copies thereof at least 21 days prior to such ordinary general meeting and to such persons as may be required by statute or regulation.

                               AUDITORS AND AUDIT

   169. The shareholders of the Company shall at each ordinary general meeting appoint an auditor or auditors to hold office until the next ordinary general meeting. If at any general meeting at which the appointment of an auditor or auditors is to take place and no such appointment takes place, or if no ordinary general meeting is held in any year or period of years, the directors shall appoint an auditor or auditors to hold office until the next ordinary general meeting.

   170. The first auditors of the Company may be appointed by the directors at any time before the first ordinary general meeting and the auditors so appointed shall hold office until such meeting unless previously removed by a resolution of the shareholders, in which event the shareholders may appoint auditors.

   171. The directors may fill any casual vacancy in the office of the auditor but while any such vacancy continues the surviving or continuing auditor or auditors, if any, may act.

   172. The Company may appoint as auditor any person, including a shareholder, not disqualified by statute.

   173. An auditor may be removed or replaced in the circumstances and in the manner specified in the Act.

   174. The remuneration of the auditors shall be fixed by the shareholders, or by the directors pursuant to authorization given by the shareholders, except that the remuneration of an auditor appointed to fill a casual vacancy may be fixed by the directors.

   175. The auditors shall conduct such audit as may be required by the Act and their report, if any, shall be dealt with by the Company as required by the Act.

                                    NOTICES

   176. A notice (including any communication or document) shall be sufficiently given, delivered or served by the Company upon a shareholder, director, officer or auditor by personal delivery at such person's registered address (or, in the case of a director, officer or auditor, last known address) or by prepaid mail, telegraph, telex, facsimile machine or other electronic means of communication addressed to such person at such address.

   177. Shareholders having no registered address shall not be entitled to receive notice.

   178. The holder of a Share Warrant shall not, unless otherwise expressed therein, be entitled in respect thereof to notice of any general meeting of the Company.

   179. All notices with respect to registered shares to which persons are jointly entitled may be sufficiently given to all joint holders thereof by notice given to whichever of such persons is named first in the Register for such shares.

   180. Any notice sent by mail shall be deemed to be given, delivered or served on the earlier of actual receipt and the third business day following that upon which it is mailed, and in proving such service it shall be sufficient to prove that the notice was properly addressed and mailed with the postage prepaid thereon. Any notice given by electronic means of communication shall be deemed to be given when entered into the appropriate transmitting device for transmission. A certificate in writing signed on behalf of the Company that the notice was so addressed and mailed or transmitted shall be conclusive evidence thereof.

   181. Every person who by operation of law, transfer or other means whatsoever becomes entitled to any share shall be bound by every notice in respect of such share that prior to such person's name and address being entered on the Register was duly served in the manner hereinbefore provided upon the person from whom such person derived title to such share.

   182. Any notice delivered, sent or transmitted to the registered address of any shareholder pursuant to these Articles, shall, notwithstanding that such shareholder is then deceased and that the Company has notice thereof, be deemed to have been served in respect of any registered shares, whether held by such deceased shareholder solely or jointly with other persons, until some other person is registered as the holder or joint holder thereof, and such service shall for all purposes of these Articles be deemed a sufficient service of such notice on the heirs, executors or administrators of the deceased shareholder and all joint holders of such shares.

   183. Any notice may bear the name or signature, manual or reproduced, of the person giving the notice.

   184. When a given number of days' notice or notice extending over any other period is required to be given, the day of service and the day upon which such notice expires shall not, unless it is otherwise provided, be counted in such number of days or other period.

   185. The accidental omission to give any notice to any shareholder, director, holder or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

   186. A certificate of the Secretary or other duly authorized officer of the Company in office at the time of the making of the certificate, or of any agent of the Company as to facts in relation to the sending of any notice to any shareholder, director, officer, auditor or member of a committee of the directors of the Company shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer, auditor or member of a committee of the directors of the Company as the case may be.

   187. Any shareholder (or his duly appointed proxy), director, officer, auditor or a member of a committee of the directors may waive any notice required to be given under any provision of the Act or these Articles and such waiver, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in giving such notice. Any shareholder (or his duly appointed proxy) may waive any irregularity in any meeting of shareholders.

                                   INDEMNITY

   188. No director or officer, former director or officer, or person who acts or acted at the Company's request, as a director or officer of the Company, a body corporate, partnership or other association of which the Company is or was a shareholder, partner, member or creditor, in the absence of any dishonesty on such person's part, shall be liable for the acts, receipts, neglects or defaults of any other director, officer or such person, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired for or on behalf of the Company, or through the insufficiency or deficiency of any security in or upon which any of the funds of the Company are invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any funds, securities or effects are deposited, or for any loss occasioned by error of judgment or oversight on the part of such person, or for any other loss, damage or misfortune whatsoever which happens in the execution of the duties of such person or in relation thereto.

   189. The directors of the Company are hereby authorized from time to time to cause the Company to give indemnities to any director or other person who has undertaken or is about to undertake any liability on behalf of the Company and to secure such director or other person against loss by mortgage and charge upon the whole or any part of the real and personal property of the Company by way of security. Any action from time to time taken by the directors under this paragraph shall not require approval or confirmation by the shareholders.

                                    GENERAL

   190. The banking business of the Company or any part thereof shall be transacted with such chartered banks, trust companies or other financial institutions as the directors may by resolution from time to time determine.

   Cheques on the bank accounts, drafts drawn or accepted by the Company, promissory notes given by it, acceptances, bills of exchange, orders for the payment of money and other instruments of a like nature may be made, signed, drawn, accepted or endorsed, as the case may be, by such officer or officers, person or persons as the directors may by resolution from time to time name for that purpose.

   Cheques, promissory notes, bills of exchange, orders for the payment of money and other negotiable paper may be endorsed for deposit to the credit of the Company's bank account by such officer or officers, person or persons, as the directors may by resolution from time to time name for that purpose, or they may be endorsed for such deposit by means of a stamp bearing the Company's name.

   191. Any instruments in writing may be signed in the name of and on behalf of the Company by two persons, one of whom holds the office of Chairman, President, Vice-President or director and the other of whom holds one of the said offices or the office of Secretary or Treasurer and any instrument in writing so signed shall be binding upon the Company without any further authorization or formality. In the event that the Company has only one officer and director, that person alone may sign any instruments in writing in the name of and on behalf of the Company. The directors shall have power from time to time by resolution to appoint any other officer or officers or any person or persons on behalf of the Company either to sign instruments in writing generally or to sign specific instruments in writing.

   The term "Instruments in writing" as used herein shall, without limiting the generality thereof, include contracts, documents, deeds, mortgages, hypothecs, charges, security interests, conveyances, transfers and assignments of property (real or personal, immoveable or movable), agreements, tenders, releases, proxies, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, stocks, bonds, debentures or other securities and all paper writings.

   192. In particular, without limiting the generality of the foregoing, execution as provided in these Articles shall be adequate to sell, assign, transfer, exchange, convert or convey any securities, rights and warrants.

   193. The invalidity or unenforceability of any provision of these Articles shall not affect the validity or enforceability of the remaining provisions of these Articles.

   194. The financial year of the Company shall terminate on such day in each year as is from time to time established by the directors.

                                   REMINDERS

   195. The directors shall comply with the following provisions of the Act or the Corporations Registration Act (Nova Scotia) where indicated:

  (1) Keep a current register of shareholders (Section 42).

  (2) Keep a current register of directors, officers and managers, send to the Registrar a copy thereof and notice of all changes therein (Section
      98).

  (3) Keep a current register of holders of bonds, debentures and other securities (Section 111 and Third Schedule).

  (4) Send notice to the Registrar of any redemption or purchase of preference shares (Section 50).

  (5) Send notice to the Registrar of any consolidation, division, conversion or reconversion of the share capital or stock of the Company (Section
      53).

  (6) Send notice to the Registrar of any increase of capital (Section 55).

  (7) Call a general meeting every year within the proper time (Section 83). Meetings must be held not later than 15 months after the preceding general meeting.

  (8) Send to the Registrar copies of all special resolutions (Section 88).

  (9) When shares are issued for a consideration other than cash, file a copy of the contract with the Registrar on or before the date on which the shares are issued (Section 109).

  (10) Send to the Registrar notice of the address of the Company's Office and of all changes in such address (Section 79).

  (11) Keep proper minutes of all shareholders' meetings and directors' meetings in the Company's minute book kept at the Company's Office (Sections 89 and 90).

  (12) Obtain a certificate under the Corporations Registration Act (Nova Scotia) as soon as business is commenced.

  (13) Send notice of recognized agent to the Registrar under the Corporations Registration Act (Nova Scotia).

                                  APPENDIX "D"

                         GENESIS MICROCHIP INCORPORATED

       ORDINARY RESOLUTION RESPECTING 1997 NON-EMPLOYEE STOCK OPTION PLAN

   BE IT RESOLVED as an ordinary resolution of the Company that the shareholders of the Company hereby sanction an amendment to the 1997 Non-Employee Stock Option Plan to increase the aggregate number of common shares that may be issued pursuant to the exercise of options be increased from 250,000 to 500,000.

                                  APPENDIX "E"

                         GENESIS MICROCHIP INCORPORATED

      ORDINARY RESOLUTION RESPECTING 2000 NON-STATUTORY STOCK OPTION PLAN

   BE IT RESOLVED as an ordinary resolution of the Company that the shareholders of the Company hereby sanction an amendment to the 2000 Non-Statutory Stock Option Plan so that Section 3 of the 2000 Non-Statutory Stock Option Plan reads as follows:

     3. Shares Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares plus an annual increase to be added on the first day of each fiscal year equal to the lesser of (i) 2,000,000 Shares, (ii) 3.5% of the outstanding Shares on such date, or
  (iii) a lesser amount determined by the Board. Subject to applicable law, the Shares may be authorized, but unissued, or reacquired Shares.

                                  APPENDIX "F"

                         GENESIS MICROCHIP INCORPORATED

        ORDINARY RESOLUTION RESPECTING 1997 EMPLOYEE STOCK PURCHASE PLAN

   BE IT RESOLVED as an ordinary resolution of the Company that the shareholders of the Company hereby sanction an amendment to the 1997 Employee Stock Purchase Plan so that Section 13(a) of the 1997 Employee Stock Purchase Plan reads as follows:

     13. Shares.

       (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall be 200,000, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) the number of Shares needed to restore the maximum aggregate number of Shares available for sale under the Plan to 200,000, or (ii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as practicable and as it shall determine to be equitable.

                          COMMON SHAREHOLDER'S PROXY

The Board of Directors of Genesis Microchip Incorporated is soliciting this proxy from you. It is being solicited for our Annual General and Special Meeting of shareholders of the Company to be held on Thursday, September 14, 2000 at 9:00 AM, (the "General Meeting"), and at any adjournment or adjournments thereof, and at the Special General Meeting of Shareholders to be held on October 5, 2000 (the "Confirmatory Meeting"), and at any adjournments of those meetings.

Please complete and return this proxy form to vote on the proposals that will be presented at the meetings. We are asking you to appoint our designated officers to vote on your behalf. The proposals to be voted on are described in the information circular accompanying this proxy. The shares represented by this proxy will be voted or withheld from voting in accordance with your instructions. If you do not provide any instructions for a proposal, the shares will be voted in favor of that proposal.

You have the right to appoint a person to attend the meetings and act on your behalf, other than the persons designated on this proxy form. To exercise this right, you should insert the name of your appointee in the blank space provided in the proxy form and strike out the other names, or you may submit another appropriate form of proxy.

I appoint Paul M. Russo, Chairman of the Company or, failing him, Amnon Fisher, President and Chief Executive Officer of the Company or, failing him, __________ __________ of _______ as my proxy. My proxy may attend, act and vote for and on my behalf at the meetings to the same extent and with the same power as if I was personally present at the meetings or at any adjournment or adjournments of them. I revoke any proxy previously given. Without limiting the general authority and power that I am now giving, the persons I have named above are specifically directed to vote the common shares registered in my name as shown on the reverse side.

                        (Continued on the reverse side)

                           . FOLD AND DETACH HERE .

                                          FOR       WITHHOLD                                                      FOR       AGAINST
                                          ---       --------                                                      ---       -------
1.  The election of James E. Donegan,                            5.  The special resolution approving certain
    Lawrence G. Finch, Paul M. Russo.                                amendments to the articles of association
    and Amnon Fisher as Directors of                                 of the Company, as more particularly
    the Company.                                                     described in the Management Information
                                                                     Circular accompanying this proxy.
                                          ---       --------                                                      ---       -------
2.  The appointment of KPMG LLP as                               6.  The resolution approving amendments to the
    auditors of the Company for the                                  1997 Non-Employee Stock Option Plan, as more
    ensuing year and authorizing the                                 particularly described in the Management
    Directors to fix their renumeration.                             Information Circular accompanying this proxy.

                                          FOR       AGAINST                                                       ---       -------
                                          ---       --------
3.  The special resolution authorizing                           7.  The resolution increasing the options
    the Company to purchase shares or                                available under the 2000 Employee Stock
    acquire shares issued by the Company,                            Option Plan, as more particularly
    as more particularly described in the                            described in the Management Information
    Management Information Circular                                  Circular accompanying this proxy.
    accompanying this proxy.

                                          ---       --------                                                      ---       -------
4.  The special resolution authorizing                           8.  The resolution increasing the number of
    the exercise of certain powers                                   shares available under the 1997 Employee
    under subsection 26(4) of the                                    Stock Purchase Plan, as more particularly
    Companies Act (Nova Scotia), as more                             described in the Management Information
    particularly described in the                                    Circular accompanying this proxy.
    Management Information Circular
    accompanying this proxy.              ---       --------                                                      ---       -------


IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSONS NAMED IN THIS PROXY WILL VOTE FOR EACH OF THE MATTERS IDENTIFIED IN THIS PROXY. If any amendments or variations to the matters referred to above, or in any other matters identified in the notice of meeting, are proposed at the meetings, or if any other matters which are not now known to management should properly come before the meetings, this proxy confers discretionary authority on the persons voting the proxy to vote on such amendments and variations, or such other matters, in accordance with the best judgement of such persons.

(Signature of shareholder)___________________ (Name of shareholder - please print)____________________DATED this ____ day of _________________ 2000.

If you use this proxy form, it must be dated and signed by you or your attorney authorized in writing. If you are a corporation, your authorized officer or attorney should sign it.

                            . FOLD AND DETACH HERE.

     NOTES:
     ------

     Your proxy form must be delivered to ChaseMellon Shareholder Services L.L.C. (Proxy Processing, Church Street Station, P.O. Box 1610 New York, N.Y. 10277) by September 13, 2000, or with the Secretary before 5:00 P.M. (Eastern time) on September 13, 2000. If someone is signing your proxy form on your behalf, the power of attorney or other authority under which it is signed or a certified copy of that power of attorney must accompany it.

     If your address as shown is incorrect, please give your correct address when returning this proxy.